                           SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                             (Amendment No.     )


Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-2

     The Palladian Trust
     --------------------------------------------------------------------------
     (Name of Registrant as Specified In Its Charter)

     ---------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of Each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

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     3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)   Proposed maximum aggregate value of transaction:

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     5)   Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     -----------------------------------------

     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

     -----------------------------------------

     4)   Date Filed:

     -----------------------------------------

Dear Contract Owner:

 The Palladian Trust (the "Trust") will hold a special meeting of shareholders on June 8, 1998.

 The attached Notice and Statement Concerning the Special Meeting discusses the five proposals to be considered at the meeting. The proposals deal with the election of new Trustees and the appointment of Allmerica Financial In-vestment Management Services, Inc. as Manager of the Trust and its affiliate, Allmerica Asset Management, Inc., as Portfolio Manager for the Global Strate-gic Income Portfolio. The Board of Trustees of the Trust has considered the proposals and determined that the approval of each one is in the best interest of the contract owners participating in the Trust.

 As the owner of a variable annuity contract that participates in a separate account of either Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company (collectively "Allmerica"), you are entitled to instruct Allmerica how to vote the shares of the Capital Stock of the Trust related to your interest in the separate account as of the close of business on April 9, 1998.

 You have received a separate voting instruction form for each Palladian Trust Portfolio in which you hold an interest. The voting instruction form for each Portfolio lists the proposals to be voted upon by contract owners with an in-terest in that Portfolio. Not all Portfolios will vote on every proposal.

 Please take a few minutes to consider these matters and then forward your in-structions to us by completing, dating, and signing EVERY enclosed voting in-struction form. Included is a self-addressed and postage-paid envelope for your convenience. In order to be given effect, your voting instructions must be received no later than June 4, 1998.

 If you have any questions about these materials, please contact Allmerica at
(800) 917-1909.

                         Sincerely yours,

                         /s/ Richard M. Reilly

                         Richard M. Reilly
                         President
                         Allmerica Financial Life Insurance and Annuity Company Vice President
                         First Allmerica Financial Life Insurance Company

                              THE PALLADIAN TRUST
                               440 LINCOLN STREET
                         WORCESTER, MASSACHUSETTS 01653

                          NOTICE OF SPECIAL MEETING OF
                    SHAREHOLDERS OF THE TRUST--JUNE 8, 1998

 A special meeting of shareholders of The Palladian Trust (the "Trust") will be held at 440 Lincoln Street, Worcester, MA 01653 on June 8, 1998 at 10:00 a.m. for the following purposes:

  1. FOR ALL PORTFOLIOS: To elect Gordon Holmes and George J. Sullivan, Jr. as new Trustees for the Trust.

  2. FOR ALL PORTFOLIOS: To approve or disapprove a new Management Agreement under which Allmerica Financial Investment Management Services, Inc. ("AFIMS") will serve as Manager of the Trust.

  3. FOR THE VALUE, GROWTH, INTERNATIONAL GROWTH, AND GLOBAL
 INTERACTIVE/TELECOMM PORTFOLIOS ONLY: To approve or disapprove agreements un-der which AFIMS is substituted for the previous Manager under the Portfolio Management Agreements.

  4. FOR THE GLOBAL STRATEGIC INCOME PORTFOLIO ONLY: To approve or disapprove a new portfolio management agreement, pursuant to which Allmerica Asset Man-agement, Inc. ("AAM") would serve as Portfolio Manager to the Global Strate-gic Income Portfolio.

  5. FOR THE GLOBAL STRATEGIC INCOME PORTFOLIO ONLY: To approve or disapprove a new investment objective for the Global Strategic Income Portfolio (which would then be renamed the Strategic Income Portfolio).

  6. To transact such other business as may properly come before the meeting.

  By order of the Board of Trustees.

                                          George Boyd
                                          Assistant Secretary
                                          The Palladian Trust

                            STATEMENT CONCERNING THE
                       SPECIAL MEETING OF SHAREHOLDERS OF

                              THE PALLADIAN TRUST

                                  JUNE 8, 1998

 The Board of Trustees of The Palladian Trust (the "Trust") solicits your vot-ing instructions for a special meeting of shareholders of the Trust to be held on June 8, 1998 at 10:00 a.m. at the offices of First Allmerica Financial Life Insurance Company, 440 Lincoln Street, Worcester, MA 01653, and at any adjourn-ments of the meeting. The approximate date on which this statement and the vot-ing instruction forms will first be sent to certificate owners is May 8, 1998. The record date for determination of the persons entitled to vote for purposes of this special meeting was April 9, 1998.

 The Trust is divided into six Portfolios, and a different class of Capital Stock is issued with respect to each Portfolio. Only five of the Portfolios are currently operational and available to certificate owners. These Portfolios are: Value Portfolio, Growth Portfolio, International Growth Portfolio, Global Strategic Income Portfolio, and Global Interactive/Telecomm Portfolio. The sixth Portfolio, the Balanced Opportunity Portfolio, has not commenced opera-tions and its shares are not publicly available.

 As of the record date, 1,639,076.308 votes are eligible to be cast at the meeting. Each Portfolio has outstanding shares corresponding to the following number of votes:

                            INTERNATIONAL      GLOBAL             GLOBAL
    VALUE         GROWTH       GROWTH     STRATEGIC INCOME INTERACTIVE/TELECOMM
    -----       ----------- ------------- ---------------- --------------------
   539,407.184  402,918.306  297,470.314    158,097.308        240,383.196

 All shares of each of the Portfolios are held by (i) the Fulcrum Separate Ac-count of Allmerica Financial Life Insurance and Annuity Company and the Fulcrum Separate Account of First Allmerica Financial Life Insurance Company (collec-tively, the "Separate Accounts"), (ii) one of the Trust's Portfolio Managers, and (iii) Palladian Advisors, Inc. ("PAI"). Information about the number of shares held by each of these entities appears below.

 Separate Accounts. Shares of each class of Capital Stock are held by the Sepa-rate Accounts in their corresponding subaccounts as follows:

                            INTERNATIONAL      GLOBAL             GLOBAL
    VALUE         GROWTH       GROWTH     STRATEGIC INCOME INTERACTIVE/TELECOMM
    -----       ----------- ------------- ---------------- --------------------
   504,538.763  401,718.306  296,444.920    158,097.308        202,661.316

 This Statement uses the term "persons having voting rights with respect to" a particular Portfolio to refer to a contract owner who has allocated all or part of his or her contract fund to be invested in that Portfolio. Each contract owner is entitled to give instructions on how to vote the number of shares of each Portfolio related to his or her interests in the Separate Accounts. Each full share shall have one vote, and each fractional share shall have a propor-tionate fractional vote. Votes of abstaining contract owners are not counted. If a contract owner submits a properly executed voting instruction form but omits instructions with respect to one or more items or proposals, Allmerica Financial Life Insurance and Annuity Company and First Allmerica Financial Life Insurance Company (collectively, "Allmerica") will vote the appropriate number of Trust shares as if the contract owner had given instructions to vote for ap-proval of that item or proposal. Allmerica will vote Portfolio shares held in each subaccount for which it does not receive properly executed instruction forms in the same proportion as it votes Portfolio shares held in that subaccount for which it does receive properly executed instruction forms.

 Portfolio Managers. The Portfolio Manager for the Value and Global Interactive/Telecomm Portfolios owns the following Portfolio shares:

                                                                  % OF    % OF
   PORTFOLIO                   PORTFOLIO MANAGER       SHARES   PORTFOLIO TRUST
   ---------                   -----------------       ------   --------- -----
   Value Portfolio......... GAMCO Investors, Inc.
                            One Corporate Center
                            Rye, New York 10580-1434 33,739.804    6.25%  2.09%
   Global                   GAMCO Investors, Inc.
    Interactive/Telecomm    One Corporate Center
    Portfolio.............. Rye, New York 10580-1434 36,663.537   15.25%  2.24%

 GAMCO Investors, Inc. has agreed to vote its Portfolio shares in the same pro-portion as all contract owners having voting rights with respect to the Portfo-lio.

 Palladian Advisors, Inc. ("PAI"), the Trust's former investment adviser, holds the following Trust shares purchased in connection with the organization of the
Trust: Value (1,128.617); Growth (1,000.000); Balanced Opportunity (1,000.000);
International Growth (1,025.394); and Global Interactive/Telecomm (1,058.343). PAI will vote its Portfolio shares in the same proportion as all contract own-ers having voting rights with respect to the Portfolio.

 Voting instructions, in order to be effective, must be received by the Trust prior to the close of business on June 4, 1998. You may revoke your voting in-structions any time prior to that date by providing written notice to the Trust at 440 Lincoln Street, Worcester, Massachusetts 01653. This solicitation is be-ing made by mail, but it may also be made by facsimile, telephone, or personal interview. Allmerica Financial Investment Management Services, Inc. ("AFIMS"), the overall Manager of the Portfolios, or one of its affiliates will bear the costs of this solicitation.

 Five proposals are scheduled for consideration at the special shareholder meeting. Some of the proposals will be voted on by all persons having voting rights with respect to any Portfolio. Other proposals affect only some Portfo-lios and will be voted on only by persons having voting rights with respect to those Portfolios. The following chart lists each proposal and indicates which Portfolio or Portfolios will have persons having voting rights vote on that Proposal.

                                                 INTER-   GLOBAL      GLOBAL
                                                NATIONAL STRATEGIC INTERACTIVE/
                                   VALUE GROWTH  GROWTH   INCOME     TELECOMM
                                   ----- ------ -------- --------- ------------
Proposal 1: To elect Gordon
 Holmes and George J. Sullivan,
 Jr. as new Trustees for the
 Trust...........................     X     X       X         X          X
Proposal 2: To approve or
 disapprove a new Management
 Agreement with Allmerica
 Financial Investment Management
 Services, Inc. ("AFIMS")........     X     X       X         X          X
Proposal 3: To approve or
 disapprove agreements
 substituting AFIMS for the
 previous Manager under the
 Portfolio Management
 Agreements......................     X     X       X                    X
Proposal 4: To approve or disap-
 prove a new Portfolio Management
 Agreement, pursuant to which
 Allmerica Asset Management, Inc.
 ("AAM") would serve as Portfolio
 Manager to the Global Strategic
 Income Portfolio................                             X
Proposal 5: To approve or disap-
 prove a new investment objective
 for the Global Strategic Income
 Portfolio (which, if the Pro-
 posal is approved, would be re-
 named the Strategic Income Port-
 folio)..........................                             X

 THE TRUST WILL FURNISH TO ANY CONTRACT OWNER, UPON REQUEST AND WITHOUT CHARGE, A COPY OF THE TRUST'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS. PLEASE WRITE TO THE TRUST AT 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653, OR CALL (800) 917-1909 TO REQUEST A COPY.

                         MANAGEMENT AND ADMINISTRATION

 Allmerica Financial Investment Management Services, Inc. ("AFIMS"), 440 Lin-coln Street, Worcester, Massachusetts 01653, serves as the overall Manager for the Trust. More information about AFIMS appears in connection with Proposal 2 below.

 The following persons currently serve as officers of the Trust:

           Matthew J. Stacom     Chairman and President
           Tom Dallape           Vice President
           David J. Mueller      Vice President
           H. Michael Schwartz   Secretary
           Thomas P. Cunningham  Treasurer
           George Boyd           Assistant Secretary

 Messrs. Mueller, Cunningham, and Boyd are employees of AFIMS. The Trust's Board of Trustees appointed these individuals to their respective positions at AFIMS's recommendation. If persons having voting rights approve some or all of the proposals discussed in this statement, the Board will appoint additional employees of AFIMS or its affiliates as officers of the Trust, also on AFIMS's recommendation.

 The Trust retains a Portfolio Manager for each Portfolio of the Trust. GAMCO Investors, Inc., One Corporate Center, Rye, New York 10580-1434, serves as Portfolio Manager for the Value and Global Interactive/Telecomm Portfolios. Stonehill Capital Management, Inc., 767 Third Avenue, New York, New York, 10017, serves as Portfolio Manager for the Growth Portfolio. Bee & Associates Incorporated, 370 17th Street, Suite 356, Denver, Colorado, 80202, serves as Portfolio Manager for the International Growth Portfolio. Allmerica Asset Man-agement, Inc. serves as Portfolio Manager for the Global Strategic Income Portfolio. Additional information about the Portfolio Managers appears in Ap-pendix A.

 Investors Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116 serves as custodian and transfer agent for, and provides fund accounting services to, the Trust.

 Coopers & Lybrand, L.L.P., has served as independent accountant for the Trust since the Trust commenced operations in 1996. Representatives of Coopers & Lybrand are not expected to be present at the shareholder meeting.

                               MEETING PROPOSALS

 The Trust must receive a proposal intended to be presented at a meeting of persons having voting rights a reasonable time before the solicitation of proxies is made, usually 120 days before the mailing. The Trust does not ordi-narily hold annual meetings. Therefore, the Trust will retain all proposals received from persons having voting rights, which will then be eligible to be considered for distribution with the proxy materials for the next called meet-ing of such persons.

                                 PROPOSAL NO. 1

                            ELECTION OF NEW TRUSTEES

 All persons having voting rights with respect to any of the Portfolios will vote on this proposal.

 The business and affairs of the Trust are managed under the direction of the Board of Trustees (the "Board"), which serves a similar function as the Board of Directors of a corporation. Each Trustee is elected by all persons having voting rights with respect to the Trust collectively. Currently, the Board has two Trustees, Matthew J. Stacom (who serves as Chairman) and Tom N. Dallape.

 At the recommendation of AFIMS, the Trust's new Manager, the Board has nomi-nated Gordon Holmes and George J. Sullivan, Jr. also to serve as Trustees. As explained below, although AFIMS recommended the nominees to the Board, neither of the nominees is an "interested person" of the Trust, as that term is defined in the Investment Company Act of 1940 (the "1940 Act"). If shareholders elect Mr. Holmes and Mr. Sullivan, Mr. Stacom will retire and Mr. Sullivan will be-come Chairman and President of the Trust.

 During 1997, the Board of Trustees met four times. The Board of Trustees does not currently have an audit, nominating, or compensation committee. During 1997, the Board had an Audit Committee comprised of the Trustees who were not interested persons of the Trust or its advisers. That Committee met once in 1997. Because all current and nominated Trustees are not interested persons of the Trust or its adviser, the Audit Committee is currently inactive.

 The table below sets forth information about the current Trustees, the nomi-nees to serve as Trustees, and the officers of the Trust:

                                                                      OTHER INVESTMENT
                                             PRINCIPAL OCCUPATION      COMPANY BOARDS
 NAME                 AGE     POSITION         FOR LAST 5 YEARS           SERVED ON
 ----                 ---     --------       --------------------     ----------------
 Gordon Holmes.......  59 Nominee for      Lecturer and Executive     Allmerica
                          Trustee          in Residence, Boston       Investment
                                           University, 1997-          Trust; Allmerica
                                           present; Certified         Securities Trust
                                           Public Accountant and
                                           Partner with Tofias,
                                           Fleishman, Shapiro &
                                           Co., P.C., prior to 1997
 George J. Sullivan,   55 Nominee for      Chief Executive Officer,   Navigator
  Jr.................     Trustee          Newfound Consultants,      Securities
                                           Inc. (financial            Lending Trust;
                                           consulting), 1995-         eight series
                                           present; Chief Operating   funds affiliated
                                           Officer, Noble Partners,   with SEI
                                           L.P. (investment           investments
                                           advisory services),
                                           1991-1995
 Matthew J. Stacom...  79 Chairman of the  Vice Chairman, Cushman &   None
                          Board and        Wakefield; Chairman,
                          President        Palladian Advisors, Inc.
 Tom N. Dallape......  30 Trustee; Vice    Commercial Land Broker,    None
                          President        The Hoffman Company,
                                           (Partner since January
                                           1997; Senior Associate
                                           prior to January 1997)
 David J. Mueller....  45 Vice President   Vice President, First      None
                                           Allmerica Financial Life
                                           Insurance Company since
                                           1996; Assistant Vice
                                           President, First
                                           Allmerica 1995-1996;
                                           Business Analyst, First
                                           Allmerica 1993-1995;
                                           Manager, Coopers &
                                           Lybrand 1987-1993

                                                                                OTHER INVESTMENT
                                                       PRINCIPAL OCCUPATION      COMPANY BOARDS
 NAME                           AGE     POSITION         FOR LAST 5 YEARS           SERVED ON
 ----                           ---     --------       --------------------     ----------------
 H. Michael Schwartz........... 31 Secretary       President and Director,      None
                                                   Palladian Advisors, Inc.
                                                   since 1994; President,
                                                   since 1994, and Vice
                                                   President and Chief
                                                   Financial Officer, 1992-
                                                   1994, Western Capital
                                                   Financial Group, Inc.;
                                                   Vice President and Chief
                                                   Financial Officer,
                                                   Protean Financial
                                                   Companies, 1992-1997;
                                                   Chief Financial Officer,
                                                   Western Capital
                                                   Financial and Insurance
                                                   Services, Inc., 1988-
                                                   1997
 Thomas P. Cunningham.......... 52 Treasurer       Investment Product         None
                                                   Manager, First Allmerica
                                                   Financial Life Insurance
                                                   Company since March
                                                   1996; Vice President,
                                                   First Data Investor
                                                   Services Group, Inc.
                                                   1994-1995; Vice
                                                   President, Fidelity
                                                   Investments 1990-1993
 George Boyd................... 53 Assistant       Counsel, First Allmerica   None
                                   Secretary       Financial Life Insurance
                                                   Company since January
                                                   1997; Director, Mutual
                                                   Fund Administration--
                                                   Legal and Regulatory,
                                                   Investors Bank and Trust
                                                   Company 1995-1996; Vice
                                                   President and Counsel,
                                                   440 Financial Group and
                                                   First Data Investor
                                                   Services Group 1992-
                                                   1995.

 None of the current Trustees or nominees for Trustee are "interested persons" of the Trust, as that term is defined in the 1940 Act. When Palladian Advi-sors, Inc. ("PAI") served as an adviser to the Trust, Mr. Stacom was an inter-ested person of the Trust because he is Chairman of PAI. Because PAI no longer serves as an adviser to the Trust, Mr. Stacom is no longer an interested per-son of the Trust.

 The following table shows the compensation received by the current Trustees during 1997.

                              COMPENSATION TABLE

                                                                     AGGREGATE
                                                                    COMPENSATION
   NAME AND POSITION                                                 FROM TRUST
   -----------------                                                ------------
   Matthew Stacom, Chairman of the Board of Trustees...............    $    0
   Tom Dallape, Trustee............................................    $9,000

 Messrs. Stacom and Dallape do not receive any pension or retirement benefits from the Trust. Neither individual receives any additional compensation from any registered investment companies other than the Trust.

REQUIRED VOTE

 The shares of all the Portfolios are voted together to elect Trustees. Each person nominated for Trustee will be elected if he receives the votes of a ma-jority of the outstanding shares of the Trust. The Investment Com-pany Act of 1940 (the "1940 Act") defines a majority of outstanding shares of the Trust as the lesser of (a) a vote of 67% or more of the outstanding Trust shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Trust shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Trust shares. If one nominee does not receive the votes of a major-ity of outstanding shares, he will not be elected, but that will not affect the election of the other nominee.

THE BOARD RECOMMENDS THAT YOU VOTE FOR BOTH OF THE NOMINEES TO THE BOARD OF TRUSTEES.

                                 PROPOSAL NO. 2

               APPROVAL OF A NEW MANAGEMENT AGREEMENT UNDER WHICH
            ALLMERICA FINANCIAL INVESTMENT MANAGEMENT SERVICES, INC.
                       WILL SERVE AS MANAGER OF THE TRUST

 All persons having voting rights with respect to any of the Portfolios will vote on this proposal.

 Allmerica Financial Investment Management Services, Inc. ("AFIMS" or the "Man-ager") serves as Manager to the Trust pursuant to a Management Agreement with the Trust dated February 12, 1998, as amended April 9, 1998 (the "Management Agreement"). That agreement was initially approved by the Board of Trustees (the "Board") on February 11, 1998 and minor amendments were approved by the Board on April 9, 1998. AFIMS may continue as Manager only until June 11, 1998, unless persons having voting rights approve the Management Agreement.

 AFIMS is the successor to another investment adviser affiliated with Allmerica, Allmerica Investment Management Company, Inc. ("AIMCO"). Prior to April 16, 1998, AIMCO served as an investment adviser to investment companies registered under the 1940 Act and was also engaged in financial planning for other clients. As part of a reorganization completed on April 16, 1998, AIMCO transferred to AFIMS that portion of its business relating to registered in-vestment companies such as the Trust, while AIMCO retained its financial plan-ning business. The same personnel and procedures previously employed by AIMCO to service the Trust are used by AFIMS. Thus, while AIMCO is the signatory to the Management Agreement, AFIMS has assumed AIMCO's role under that agreement.

 This proposal submits the Management Agreement approved by the Board for the approval of persons having voting rights. If the persons having voting rights approve the Management Agreement, it will continue in effect through February 11, 2000 and will continue thereafter if the Board approves it annually. The Management Agreement will terminate on June 11, 1998 with respect to any Port-folio for which persons having voting rights fail to approve this proposal.

 This proposal would not change the Portfolio Managers who have day-to-day re-sponsibility for the investment decisions for each Portfolio. Information about a change in Portfolio Manager for the Global Strategic Income Portfolio appears below in connection with Proposal 4.

BACKGROUND

 Prior to February 12, 1998, Palladian Advisors, Inc. ("PAI" or the "former manager") served as Manager to the Trust pursuant to a management agreement be-tween PAI and the Trust. PAI is a California corporation located at 701 Palomar Airport Road, Suite 300, Carlsbad, California 92009.

 PAI had agreed to limit operating expenses and reimburse those expenses to the extent that each Portfolio's "other expenses" (i.e., expenses other than man-agement fees) from September 11, 1996 through December 31, 1997 exceed the fol-lowing expense limitations (expressed as an annualized percentage of average daily net assets): Value Portfolio, 0.70%; Growth Portfolio, 0.70%; Interna-tional Growth Portfolio, 1.20%; Global Strategic Income Portfolio, 1.20%; Global Interactive/Telecomm Portfolio, 1.20%.

 At the request of the Board of Trustees, PAI had committed to pay all amounts due under the expense reimbursement arrangement on or about December 31, 1997. In January 1998, however, PAI advised the Board of Trustees that it did not have sufficient assets to make the required payment. Accordingly, the Board of Trustees and PAI pursued and considered other options under which the payment could be made. The Board of Trustees determined that it was in the best inter-ests of shareholders to accept an offer from a group (the "Payment Group") willing to immediately pay to the Trust the full amount due under the expense limitation. The Payment Group currently includes Allmerica and certain princi-pals of PAI or entities selling the variable contracts.

 On January 28, 1998, the Payment Group paid the Portfolios the full amounts then due under the expense limitation arrangement. Subsequent adjustments were made during an audit and Allmerica paid the Portfolios additional amounts due under the expense limitation arrangement. Combining these payments, the follow-ing amounts have been paid to the Trust: Value Portfolio, $146,510; Growth Portfolio, $123,531; International Growth Portfolio, $96,868; Global Strategic Income Portfolio, $121,760; Global Interactive/Telecomm Portfolio, $99,327. Ac-cordingly, the Trust has been fully reimbursed for amounts owed under the ex-pense limitation arrangement.

 Through December 31, 1999, each Portfolio must reimburse the Payment Group for the payment described above, provided that such reimbursement does not cause the Portfolio's "other expense" ratio to exceed the previous expense limitation for that Portfolio under the Manager's expense limitation arrangement. (Those limitations are listed above.) This reimbursement obligation is the same as the reimbursement obligation that was in place for PAI. After December 31, 1999, the Portfolios' reimbursement liability to the Payment Group will cease.

BOARD APPROVAL OF NEW MANAGEMENT AGREEMENT

 In light of the background described above, the Board and PAI requested that AIMCO (the predecessor to AFIMS) accept the role of Manager of the Trust. The Board concluded that having the Allmerica-affiliated investment adviser assume this responsibility was in the best interests of the Trust and its sharehold-ers. AFIMS (as successor to AIMCO) has substantial experience acting as the overall manager of a multiple-portfolio mutual fund in which it monitors and oversees separate subadvisers who are responsible for day-to-day investment de-cisions. The Board also considered that the Management Agreement, including the compensation terms, is substantially the same as the previous management agree-ment with PAI. AIMCO agreed to assume the role of Manager. At a February 11, 1998 meeting, the Board unanimously approved a new Management Agreement with AIMCO and appointed AIMCO Manager of the Trust as of February 12, 1998. The Board was subsequently notified of the reorganization by which AIMCO's respon-sibilities under the Management Agreement were assumed by AFIMS. In accordance with rules of the Securities and Exchange Commission (the "SEC") the Management Agreement is effective for 120 days to provide time for the Trust to seek shareholder approval. As noted above, this Proposal seeks shareholder approval of the Management Agreement so that it may continue in effect past June 11, 1998.

NEW EXPENSE LIMITATION AGREEMENT

 Allmerica has voluntarily agreed to limit operating expenses and reimburse those expenses to the extent that each Portfolio's 1998 "other expenses" (i.e., expenses other than management fees) exceed the following expense limitations (expressed as an annualized percentage of average daily net assets): Value Portfolio, 1.00%; Growth Portfolio, 1.00%; International Growth Portfolio, 1.20%; Global Strategic Income Portfolio, 1.20%; Global Interactive/Telecomm Portfolio, 1.20%. For the three global or international Portfolios, the expense limitation for 1998 is the same percentage (1.20%) as the 1997 limitation, which is described in the prospectus. For the Value and Growth Portfolios, the 1998 limitation is 1.00% rather than the 0.70% 1997 lim-itation. Allmerica has agreed to pay any amount due for a calendar month not later than the 15th day of the following calendar month (with any final adjust-ment to be made not later than January 15, 1999). Allmerica, if agreed to by the Board, may continue this voluntary expense limitation past December 31, 1998. This expense limitation was implemented effective February 13, 1998. In addition, on February 24, 1998, Allmerica voluntarily contributed to the Port-folios the following amounts as capital: Value Portfolio, $8,469.29; Growth Portfolio, $10,350.93; International Growth Portfolio, $7,723.73; Global Stra-tegic Income Portfolio, $7,936.72; Global Interactive/Telecomm Portfolio, $6,618.72. These amounts were contributed to offset expenses accrued to the Portfolios in excess of the expense limitations during the period January 1, 1998 through February 12, 1998. Allmerica received no shares of beneficial in-terest or other consideration in exchange for these contributions. These capi-tal contributions resulted in an increase in paid-in capital for each Portfo-lio.

 For the two years following the date that the Allmerica expense limitation ends, each Portfolio will reimburse Allmerica for any Portfolio expenses it re-imbursed pursuant to the expense limitation, provided that such reimbursement to Allmerica does not cause the Portfolio's "other expense" ratio to exceed the limitation for that Portfolio set forth above. This reimbursement for the 1998 expenses will not commence until the Payment Group has been fully reimbursed for the 1996 and 1997 expenses, as discussed above. After the two year period after the Allmerica expense limitation ends, the Portfolios' obligation to re-imburse Allmerica will cease.

 Certain additional expense information for the Value and Growth Portfolios to reflect the fact that the expense limitation percentages for 1998 are different than the ones for 1997 appears in Appendix A.

INFORMATION ABOUT THE NEW MANAGER

 AFIMS, a Massachusetts corporation, is registered with the SEC as an invest-ment adviser. AFIMS is a wholly-owned subsidiary of SMA Financial Corp., which in turn is a wholly-owned subsidiary of First Allmerica Financial Life Insur-ance Company, a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). Each of these entities is located at 440 Lincoln Street, Worcester, Massachusetts 01653. AFC is the parent company of the two life insurance compa-nies--Allmerica Financial Life Insurance and Annuity Company and First Allmerica Financial Life Insurance Company--that currently utilize the Trust as an underlying fund for their variable contracts. FMR Corporation owns or con-trols over 10% of the common stock of AFC and therefore may be deemed to have a controlling interest in AFC. Edward C. Johnson 3d and Abigail P. Johnson each may be deemed a controlling person of FMR Corporation by virtue of their owner-ship or control of 10% or more of the stock of that entity. The address for FMR Corporation, Mr. Johnson, and Ms. Johnson is 82 Devonshire Street, Boston, Mas-sachusetts 02109.

 AFIMS currently serves as the investment manager for Allmerica Investment Trust. Like the Palladian Trust, Allmerica Investment Trust consists of a num-ber of separate portfolios that serve as the underlying investment vehicle for variable insurance contracts. Each Allmerica Investment Trust portfolio has a separate subadviser, who serves in a similar capacity to a Portfolio Manager for a Palladian Trust Portfolio. Fourteen series of the Allmerica Investment Trust have commenced operations. Information about each appears in the follow-ing chart.

                                     SIZE AS OF
                                    DECEMBER 31,                                  EXPENSE
        NAME OF MUTUAL FUND             1997     ANNUAL ADVISORY FEE RATE(1)   LIMITATION(2)
        -------------------         ------------ ---------------------------   -------------
 Select Aggressive Growth Fund..... $604 million    1.00% of first $100            1.35
                                                    million plus 0.90% of
                                                    next $150 million plus
                                                    0.85% of amount over
                                                    $350 million
 Select Capital Appreciation Fund.. $240 million    1.00% of first $100            1.35
                                                    million plus 0.90% of
                                                    next $150 million plus
                                                    0.85% of amount over
                                                    $350 million
 Select Value Opportunity Fund..... $202 million    1.00% of first $100            1.25%(3)
                                                    million plus 0.85% of
                                                    next $150 million plus
                                                    0.80% of next $250
                                                    million plus 0.75% of
                                                    next $250 million plus
                                                    0.70% of amount over
                                                    $750 million
 Select International Equity Fund.. $397 million    1.00% of first $100            1.50%
                                                    million plus 0.90% of
                                                    next $150 million plus
                                                    0.85% of amount over
                                                    $350 million
 Select Growth Fund................ $470 million    0.85%                          1.20%
 Growth Fund....................... $728 million    0.60% of first $250            1.20%
                                                    million plus 0.40% of
                                                    next $250 million plus
                                                    0.35% of amount over
                                                    $500 million
 Equity Index Fund................. $297 million    0.35% of first $50             0.60%
                                                    million plus 0.30% of
                                                    next $200 million plus
                                                    0.25% of amount over
                                                    $250 million
 Select Growth and Income Fund..... $473 million    0.75% of first $100            1.10%
                                                    million plus 0.70% of
                                                    next $150 million plus
                                                    0.65% of amount over
                                                    $350 million
 Select Income Fund................ $104 million    0.60% of first $50             1.00%
                                                    million plus 0.55% of
                                                    next $50 million plus
                                                    0.45% of amount over
                                                    $100 million
 Investment Grade Income Fund...... $189 million    0.50% of first $50             1.00%
                                                    million plus 0.45% of
                                                    next $50 million plus
                                                    0.40% of amount over
                                                    $100 million
 Government Bond Fund.............. $ 55 million    0.50%                          1.00%
 Money Market Fund................. $260 million    0.35% of first $50             0.60%
                                                    million plus 0.25% of
                                                    next $200 million plus
                                                    0.20% of amount over
                                                    $250 million
 Select Emerging Markets Fund......     (4)         1.35%                          2.00%(5)
 Select Strategic Growth Fund......     (4)         0.85%                          1.20%

--------
(1) AFIMS pays a portion of the advisory fee to the fund's subadviser.
(2) Currently, AFIMS will voluntarily reimburse fees and pay expenses to the extent they exceed the applicable reimbursement percentages. Currently, each fund's fees and expenses are less than the applicable reimbursement percentage, except for the Select Emerging Markets Fund and Select Strate-gic Growth Fund, both of which recently commenced operations, and neither of which has current expense information available.

(3) Currently, AFIMS has also agreed to limit advisory fees to 0.90% of net as-sets.
(4) Both the Select Emerging Markets Fund and Select Strategic Growth Fund com-menced operations after December 31, 1997.

(5) AFIMS will limit its expense reimbursement of the Select Emerging Markets Fund to the net amount of its advisory fee after payment of the subadvisory fee.

 The following chart sets forth the name and principal occupation of the prin-cipal executive officer and each director of AFIMS. The address for each person is 440 Lincoln Street, Worcester, Massachusetts 01653.

NAME                      POSITION WITH MANAGER                  PRINCIPAL OCCUPATION
----                      ---------------------                  --------------------
John F. Kelly........... Director                 Senior Vice President and Counsel, First Allmerica
John F. O'Brien......... Director                 President and Chief Executive Officer, Allmerica
Richard M. Reilly....... Director, President, and President and Chief Executive Officer, AFIMS
                         Chief Executive Officer
Eric A. Simonsen........ Director                 President, Allmerica Services Corp.

  The following chart provides information about the directors and officers of the Trust who are also directors or officers of AFIMS.

                                              POSITION WITH    POSITION WITH
NAME                                              AFIMS           THE TRUST
----                                          -------------    --------------
George M. Boyd............................... Counsel        Assistant Secretary
Thomas P. Cunningham......................... Vice President Treasurer
David J. Mueller............................. Vice President Vice President

INFORMATION ABOUT THE NEW MANAGEMENT AGREEMENT

 The Management Agreement is set forth in Appendix B. It is substantially iden-tical to the Management Agreement with PAI, the former manager, except for sub-stituting the name and address of the new Manager. The agreement provides that the Manager will recommend Portfolio Managers to the Board of Trustees to pro-vide day-to-day investment management of each Portfolio; will monitor each Portfolio Manager and make appropriate recommendations to the Board as to whether to retain or terminate Portfolio Managers; will coordinate administra-tive matters and provide administrative personnel and services; and will pro-vide reports, consultation, and other reasonable services to the Board. In the event a Portfolio Manager is terminated or resigns, the agreement authorizes the Manager to provide day-to-day investment management of that Portfolio. Pur-suant to the agreement, the Manager agrees to act in conformity with the Trust's registration statement filed with the Securities and Exchange Commis-sion, with the Board's instructions and directions, and with all applicable laws and regulations. The agreement requires that the Manager pay its own ex-penses, as well as the salaries and other fees and expenses for any officer or trustee of the Trust who serves as an officer, director, or employee of the Manager or its affiliates. The agreement requires the Trust to pay for invest-ment advisory and management fees (which are described below); the Trust's in-dependent public accountants; the Trust's transfer agent, registrar, and divi-dend disbursing agent (if any); the Trust's custodian; costs incurred to calcu-late the value of each Portfolio's assets; taxes and costs associated with maintaining tax records; any salaries of any officers or employees of the Trust who are not officers, directors, or employees of the Manager or its affiliates; brokerage fees and commissions in connection with Portfolio transactions; any costs associated with borrowing by the Trust; costs of communicating with and providing information to shareholders and regulatory authorities; the Trust's legal fees; stock certificates; the fees and expenses of Trustees who are unaf-filiated with the Manager; the fidelity bond required under federal securities laws and any insurance costs; any membership dues for any association to which the Trust belongs; organizational and offering expenses; and any extraordinary expenses of the Trust that may arise. The agreement de-scribes the compensation paid to the Manager. (That compensation is also de-scribed below.) The agreement imposes liability on the Manager for losses caused by the Manager's breach of fiduciary duty (as limited by certain provi-sions of the federal securities laws); willful misfeasance, bad faith, or gross negligence by the Manager; or reckless disregard by the Manager of its obliga-tions and duties under the agreement. The Trust may not recover from the Man-ager for losses arising from other causes. The agreement specifies that it will terminate if not approved by persons having voting rights; if so approved, the agreement will continue for two years, and from year to year afterwards so long as the Board annually re-approves it. The agreement also provides that it will terminate in the event of an "assignment" as defined by the 1940 Act (which is essentially a change of control of the Manager).

INVESTMENT ADVISORY FEES

 The fee structure of the new Management Agreement is identical to that of the old agreement with PAI. That structure is described below. Fees and expenses under the new Management Agreement will thus be the same as under the old, ex-cept that Allmerica voluntarily has agreed to limit certain expenses as ex-plained above.

 Each Portfolio pays an overall management fee, computed and accrued daily and paid monthly, based on its average daily net assets. The overall fee varies based on the performance of that Portfolio (after expenses) compared to that of an appropriate benchmark. The overall advisory fee is split among the various advisers in the following manner. The Portfolio Manager receives 80% of the fee, and AFIMS receives the remaining 20%.

 Fixed Advisory Fee For The First Year. For the period beginning on the effec-tive date of a Portfolio Management Agreement with a new Portfolio Manager (or, in the case of a new Portfolio, the day on which the Portfolio commenced in-vestment operations) and ending with the last day of the twelfth full calendar month thereafter, each Portfolio will pay a monthly advisory fee calculated at an annual rate of 0.80% of the Portfolio's average daily net assets.

 Performance-Based Fee. After the first year with a new Portfolio Manager as described above, each Portfolio pays, at the end of each month, a monthly advi-sory fee equal to a Basic Fee plus or minus an Incentive Fee. (As explained be-low, the fee might be reduced if absolute performance is negative.) The monthly Basic Fee equals one-twelfth of the annual Basic Fee rate of 2.0% multiplied by average daily net assets over the previous 12 months. The Incentive Fee rate ranges from -2.0% to +2.0% on an annual basis, depending on a comparison of the Portfolio's performance (reflecting a deduction of Portfolio expenses) and the performance of a selected benchmark index over the past 12 months. The monthly Incentive Fee, like the monthly Basic Fee, is calculated by multiplying one-twelfth of the Incentive Fee rate on an annual basis by the average daily net assets over the previous 12 months. Accordingly, the Total Fee could range from 0.0% to an annual rate of 4.0%, depending on performance.

 As noted above, performance of both the Portfolio and the selected benchmark index is calculated on a rolling 12-month period (i.e., the previous 12 months, including the month for which the fee is being calculated). The performance of a Portfolio is calculated by first determining the change in the Portfolio's net asset value per share during the period, assuming the reinvestment of dis-tributions during that period, and then expressing this amount as a percentage of the net asset value per share at the beginning of the period. Net asset value per share is calculated by dividing the value of the securities held by the Portfolio plus any cash or other assets minus all liabilities including ac-crued advisory fees and the other expenses, by the total number of shares out-standing at the time. The performance of the selected benchmark index is calcu-lated as the sum of the change in the level of the index during the period, plus the value of any dividends or distributions made by the companies whose securities comprise the index accumulated to the end of the period, and then expressing that amount as a percentage of the index at the beginning of the pe-riod.

 No Incentive Fee will be paid if the Portfolio's performance equals the targeted performance--selected benchmark index plus 2.25 percentage points. The maximum fee will be paid if performance is 5.25 percentage points higher than the target (i.e., 7.5 percentage points higher than the selected benchmark in-dex). No fee will be paid if performance is 5.25 percentage points lower than the target (i.e., more than 3 percentage points below the selected benchmark index). The chart below further explains the Incentive Fee at various perfor-mance levels.

   PERCENTAGE POINT DIFFERENCE BETWEEN PERFORMANCE
                  OF THE PORTFOLIO
      (NET OF EXPENSES INCLUDING BASIC FEE AND                          TOTAL
                   INCENTIVE FEE)                     BASIC  INCENTIVE ADVISORY
       AND CHANGE IN SELECTED BENCHMARK INDEX        FEE (%)  FEE (%)    FEE
   -----------------------------------------------   ------- --------- --------
   +7.5 or greater................................     2.0      2.0      4.0
   +6.0 or greater, but less than +7.5............     2.0      1.5      3.5
   +4.5 or greater, but less than +6.0............     2.0      1.0      3.0
   +3.0 or greater, but less than +4.5............     2.0      0.5      2.5
   +1.5 or greater, but less than +3.0............     2.0      0.0      2.0
   0.0 or greater, but less than +1.5.............     2.0     -0.5      1.5
   -1.5 or greater, but less than 0.0.............     2.0     -1.0      1.0
   -3.0 or greater, but less than -1.5............     2.0     -1.5      0.5
   Less than -3.0.................................     2.0     -2.0      0.0

 Maximum Fee If Performance Is Negative. Notwithstanding the above schedule, if the absolute performance of a Portfolio (after payment of all expenses, includ-ing the Basic Fee and any Incentive Fee) after the first year is negative, the monthly advisory fee will be the lesser of the fee calculated pursuant to the above schedule or the alternative monthly advisory fee described below, which under certain circumstances results in the Portfolios paying either no advisory fee or a lower monthly advisory fee than under the performance fee schedule above. If a Portfolio's performance (after payment of all expenses including advisory fees) is negative and does not exceed the selected benchmark by six percentage points (on an annual basis), no monthly advisory fee will be paid. If the Portfolio's performance (after payment of all expenses including advi-sory fees) is negative and does not exceed the selected benchmark by twelve percentage points but does exceed the selected benchmark by six percentage points (on an annual basis), the alternate monthly advisory fee will be based on an annual rate of 1.0% of average daily net assets over the previous 12 months. If, on the other hand, the performance of a Portfolio (after payment of all expenses including advisory fees) is negative but exceeds the selected benchmark by twelve percentage points or more (on an annual basis), the alter-native monthly advisory fee will be based on an annual rate of 2.0% of average daily net assets over the previous 12 months.

 Size of Fee. The Basic Fee payable by the Portfolios after the first year is at a rate higher than the investment advisory fees paid by most other invest-ment companies. If a Portfolio outperforms the selected benchmark by 3.0 per-centage points or more, the advisory fee payable by a Portfolio may further ex-ceed those paid by other investment companies. On the other hand, if a Portfo-lio underperforms the selected benchmark, the advisory fee paid by the Portfo-lio may be less than those paid by other investment companies. If, during the applicable performance period, a Portfolio underperforms the selected benchmark by three or more percentage points, the Portfolio will not pay any advisory fee, although the Manager and Portfolio Managers will remain obligated to pro-vide the Portfolio with the services contemplated herein as long as they are in effect.

 Performance Benchmarks. As described above, total advisory fees paid to each Portfolio Manager for advising the Portfolios are based on the performance of the Portfolio they manage relative to a market benchmark selected in light of the investment objective and policies of the Portfolio. The performance bench-marks selected for the Portfolios are listed below and described in more detail in the prospectus.

PORTFOLIO                                           PERFORMANCE BENCHMARK
---------                                           ---------------------
The Value Portfolio.......................... S&P 500
The Growth Portfolio......................... S&P 500
The International Growth Portfolio........... MSCI--Europe, Australia, Far East
                                              (EAFE) Index
The Global Strategic Income Portfolio........ JP Morgan Global Government Bond
                                              Index, Unhedged(1)
The Global Interactive/Telecomm Portfolio.... S&P 500

--------
(1) As described below in connection with Proposals 4 and 5, the Board of Trustees has proposed to change the performance benchmark for the Global Strategic Income Portfolio to the Lehman Brothers Aggregate Bond Index to reflect a proposed change in that Portfolio's investment objective.

 1997 Advisory Fees. Information about advisory fees paid during 1997 is in-cluded in Appendix A to this proxy statement.

RELATIONSHIP WITH PROPOSAL NO. 3.

 Each Portfolio will vote separately on this Proposal. AFIMS will continue to serve as overall Manager for each Portfolio for which persons having voting rights approve both this Proposal AND, if applicable, Proposal No. 3, which would substitute AFIMS for the previous Manager in each Portfolio's separate Portfolio Management Agreement. This means that for the Value, Growth, Interna-tional Growth, and Global Interactive/Telecomm Portfolios, persons having vot-ing rights with respect to the Portfolio must approve both Proposals for AFIMS to continue to serve as overall Manager of that Portfolio. Persons having vot-ing rights with respect to the Global Strategic Income Portfolio do not vote on Proposal 3, and AFIMS will continue as overall Manager for that Portfolio if persons having voting rights approve this Proposal only.

 In the event that persons having voting rights with respect to a particular Portfolio do not approve this Proposal or, if applicable, both this Proposal and Proposal 3, then AFIMS will cease serving as overall Manager to that Port-folio as of June 11, 1998, and the Board will meet to consider appropriate ac-tion with regard to that Portfolio.

REQUIRED VOTE

 Each Portfolio will vote separately on this Proposal No. 2. The Proposal will be adopted by a Portfolio if a majority of outstanding shares of the Portfolio vote FOR approval of the Proposal. The 1940 Act defines a majority of outstand-ing shares of a Portfolio as the lesser of (a) a vote of 67% or more of the Portfolio's shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Portfolio's shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Portfolio shares.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL NO. 2.

                                 PROPOSAL NO. 3

                       APPROVAL OF AGREEMENTS UNDER WHICH
            ALLMERICA FINANCIAL INVESTMENT MANAGEMENT SERVICES, INC.
                 IS SUBSTITUTED FOR THE PREVIOUS MANAGER UNDER
                      THE PORTFOLIO MANAGEMENT AGREEMENTS

 Persons having voting rights with respect to the following Portfolios (the "Affected Portfolios") will vote on this proposal:

 . Value Portfolio
 . Growth Portfolio
 . International Growth Portfolio
 . Global Interactive/Telecomm Portfolio

 Persons having voting rights only with respect to the Global Strategic Income Portfolio will not vote on this proposal.

 The Portfolio Manager for each Portfolio provides the day-to-day investment management of the Portfolio pursuant to a Portfolio Management Agreement. The parties to that agreement include the Portfolio Manager, the Trust, and the overall Manager. As explained above in connection with Proposal 2, the Trust has a new Manager. Initially the new Manager was Allmerica Investment Manage-ment Company, Inc. ("AIMCO"). The parties executed "substitution agreements" substituting AIMCO as the new Manager under the Portfolio Management Agreement. As part of a corporate reorganization completed on April 16, 1998, AIMCO trans-ferred to AFIMS that portion of its business relating to registered investment companies such as the Trust. The same personnel and procedures previously em-ployed by AIMCO to service the Trust are used by AFIMS. Thus, while AIMCO is the signatory to the substitution agreement, AFIMS has assumed AIMCO's role un-der those agreements.

 Although no Portfolio Management Agreement for the Affected Portfolios will change in any material respect other than substituting AIMCO (and now its suc-cessor AFIMS) for PAI, that substitution technically results in a new or amended agreement. Accordingly, this Proposal submits the substitution agree-ments for the approval of persons having voting rights.

 As explained above in connection with Proposal 2, the Board of Trustees con-cluded at its February 11, 1998 meeting that the best interests of the Trust would be served if AIMCO (the predecessor to AFIMS) replaced PAI as Manager. The Board accordingly approved the substitution agreements.

 The form of substitution agreement appears in Appendix C. It provides that AIMCO will replace PAI as a party to the respective Portfolio Management Agree-ment. AFIMS (as successor to AIMCO) now has responsibility for any duty for-merly assigned to PAI and arising after the date of the agreement.

 The Portfolio Management Agreements for each Portfolio will not change, other than the substitution of the new Manager of the Trust. Each Portfolio will con-tinue to have the same Portfolio Manager responsible for day-to-day management of the Portfolio's investments. Each Portfolio Management Agreement provides generally that the Portfolio Manager will provide research services and make decisions about what securities and other instruments the Portfolio will invest in. The Portfolio Manager must make investment decisions for the Portfolio in conformity with the Portfolio's investment objective and policies. The Portfo-lio Manager must, under the applicable Portfolio Management Agreement, comply with applicable laws and regulations. The Portfolio Manager must also provide information about Portfolio transactions to the Trust's custodian. Pursuant to each Portfolio Management Agreement, the Portfolio Manager must provide infor-mation and reports to the Board of Trustees. Each Portfolio Management Agree-ment specifies that the Portfolio Manager must pay its own expenses and sala-ries and fees of any officer or trustee of the Trust who is an officer, direc-tor, or employee of the Portfolio Manager. The Portfolio Manager is not other-wise responsible for the Trust's or a Portfolio's expenses. Each Portfolio Management Agreement imposes liability on a Portfolio Manager for losses caused by the Portfolio Manager's breach of fiduciary duty (as limited by cer-tain provisions of the federal securities laws); willful misfeasance, bad faith, or gross negligence by the Portfolio Manager; or reckless disregard by the Portfolio Manager of its obligations and duties under the agreement. The Trust may not recover from the Portfolio Manager for losses arising from other causes. The Portfolio Management Agreement provides that it will terminate in the event of an "assignment" (which is essentially a change of control of the Portfolio Manager), but will otherwise continue so long as the Board of Trust-ees re-approves it annually.

 Each Portfolio Management Agreement also describes the fee structure for the particular Portfolio. The substitution agreements will not have any effect on that fee structure. A description of the fee structure for each Portfolio ap-pears above in connection with Proposal 2. Additional information about AFIMS also appears above in connection with Proposal 2. Information about the Port-folio Managers appears in Appendix A.

 With respect to each Affected Portfolio, the Proposal will go into effect only if persons having voting rights with respect to the Portfolio approve both this Proposal and Proposal No. 2. For more information, see Proposal No. 2.

REQUIRED VOTE

 The Affected Portfolios will each vote on this Proposal separately. The Pro-posal will be adopted by a Portfolio if a majority of outstanding shares of the Portfolio vote FOR approval of the Proposal. The 1940 Act defines a major-ity of outstanding shares of a Portfolio as the lesser of (a) a vote of 67% or more of the Portfolio's shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Port-folio's shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Portfolio shares.

 THE BOARD RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL NO. 3.


                                PROPOSAL NO. 4

               APPROVAL OF A NEW PORTFOLIO MANAGEMENT AGREEMENT,
              PURSUANT TO WHICH ALLMERICA ASSET MANAGEMENT, INC.
                       WOULD SERVE AS PORTFOLIO MANAGER
                   TO THE GLOBAL STRATEGIC INCOME PORTFOLIO

 Only persons having voting rights with respect to the Global Strategic Income Portfolio will vote on this proposal.

 Since the Trust commenced operations in 1996, Fischer Francis Trees & Watts, Inc. ("Fischer Francis") served as Portfolio Manager to the Global Strategic Income Portfolio (the "Portfolio"). In response to a request from Fischer Francis that it be replaced as Portfolio Manager, at an April 9, 1998 meeting, the Board approved an agreement terminating the Portfolio Management Agreement with Fischer Francis as of the close of business on April 10, 1998. At that meeting, the Board also approved a new Portfolio Management Agreement with Allmerica Asset Management, Inc. ("AAM") to serve as Portfolio Manager to the Global Strategic Income Portfolio. AAM is an affiliate of AFIMS, the current overall Trust Manager, and has expertise in in-vesting in fixed-income securities.

 This Proposal submits the Portfolio Management Agreement with AAM for the ap-proval of persons having voting rights with respect to the Portfolio. If ap-proved, the Portfolio Management Agreement will continue indefinitely so long as the Board approves the agreement annually.

INFORMATION ABOUT ALLMERICA ASSET MANAGEMENT, INC.

 AAM, a Massachusetts corporation, is registered with the Securities and Ex-change Commission as an investment adviser. AAM is located at 440 Lincoln Street, Worcester, Massachusetts 01653. AAM is wholly-owned subsidiary of SMA Financial Corporation, which, as described above in connection with Proposal 2, is an indirect wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). Additional information about AFC appears above in connection with Pro-posal 2.

 AAM's investment research and portfolio management teams have extensive expe-rience investing in fixed-income securities. AAM seeks to outperform relevant benchmarks by exploiting inefficiencies in the fixed-income securities markets through fundamental research. AAM's investment style combines "bottom-up" re-search by analysts who specialize in particular sectors and industries with a "top-down" investment strategy group that formulates broad investment strate-gies and provides overall control and review.

 In addition to institutional advisory services, AAM serves as investment ad-viser to a closed-end mutual fund, Allmerica Securities Trust, and as subadviser to three portfolios of the Allmerica Investment Trust that invest primarily in fixed-income securities. Information about expense reimbursement for the Allmerica Investment Trust appears above in connection with Proposal 2. Other relevant information about these mutual funds appears below.

NAME OF MUTUAL FUND       DECEMBER 31, 1997   ADVISORY OR SUBADVISORY FEE RATE
-------------------       -----------------   --------------------------------
Allmerica Securities
 Trust..................    $101 million    0.3% of average net assets plus 2.5%
                                            of interest and dividend income
Allmerica Investment
 Trust--Investment Grade
 Income Fund............    $189 million    0.20%
Allmerica Investment
 Trust--Government Bond
 Fund...................    $ 55 million    0.20%
Allmerica Investment
 Trust--Money Market
 Fund...................    $260 million    0.10%

 The following chart sets forth the name and principal occupation of the prin-cipal executive officer and each director of AAM. The address for each person is 440 Lincoln Street, Worcester, Massachusetts 01653.

   NAME                    POSITION WITH AAM                  PRINCIPAL OCCUPATION
   ----                    -----------------                  --------------------
John P. Kavanaugh....... President and Director President, AAM
John F. Kelly........... Director               Executive, General Counsel, Allmerica
John F. O'Brien......... Director               President and Chief Executive Officer, Allmerica

 No officers or directors of AAM currently serve as officers or directors of the Trust. Effective June 8, 1998, however, Stephen W. Bright and Lisa M. Cole-man, both of whom serve as Vice Presidents of AAM, will become Vice Presidents of the Trust as well.

INFORMATION ABOUT THE NEW PORTFOLIO MANAGEMENT AGREEMENT

 The new Portfolio Management Agreement with AAM, which appears in Appendix D, is substantially identical to the previous agreement with Fischer Francis. This paragraph summarizes provisions common to both agreements. The agreement provides generally that the Portfolio Manager will provide research services and make decisions about what securities and other instruments the Portfolio will invest in. The Portfolio Manager must make investment decisions for the Portfolio in conformity with the Portfolio's investment objective and poli-cies. The Portfolio Manager must, under the Portfolio Management Agreement, comply with applicable laws and regulations. The Portfolio Manager must also provide information about Portfolio transactions to the Trust's custodian. Pursuant to the Portfolio Management Agreement, the Portfolio Manager must provide information and reports to the Board of Trustees. The Portfolio Man-agement Agreement specifies that the Portfolio Manager must pay its own ex-penses and salaries and fees of any officer or trustee of the Trust who is an officer, director, or employee of the Portfolio Manager. The Portfolio Manager is not otherwise responsible for the Trust's or the Portfolio's expenses. The Portfolio Management Agreement imposes liability on a Portfolio Manager for losses caused by the Portfolio Manager's breach of fiduciary duty (as limited by certain provisions of the federal securities laws); willful misfeasance, bad faith, or gross negligence by the Portfolio Manager; or reckless disregard by the Portfolio Manager of its obligations and duties under the agreement. The Trust may not recover from the Portfolio Manager for losses arising from other causes. The Portfolio Management Agreement provides that it will termi-nate in the event of an "assignment" (which is essentially a change of control of the Portfolio Manager), but will otherwise continue so long as on the Board of Trustees re-approves it annually.

 The new Portfolio Management Agreement differs from the previous agreement with Fischer Francis in one material respect. Under the previous agreement with Fischer Francis, the relevant benchmark for comparing performance and computing the Portfolio Manager's compensation was the JP Morgan Global Gov-ernmental Bond Index, Unhedged, an index intended to measure the global gov-ernment bond market of 13 countries weighted by market capitalization. This benchmark reflected the Portfolio's global focus. As explained below in con-nection with Proposal 5, however, the Board has approved a change in the Port-folio's objective to remove the global emphasis, and has submitted that pro-posed change for the approval of persons having voting rights. Because AAM and the Board anticipate that the Portfolio will focus more on domestic fixed-in-come securities, the agreement was changed to make the relevant benchmark the Lehman Brothers Aggregate Bond Index. This index measures the overall domestic bond market and combines four other indices: the Lehman Brothers Government Bond Index, which tracks the returns of U.S. Treasuries, agency bonds, and one- to three- year U.S. government obligations; the Lehman Brothers Corporate Bond Index, which tracks the returns of all publicly issued, fixed-rate, non-convertible, dollar-denominated, investment-grade corporate debt registered with the Securities and Exchange Commission; the Lehman Brothers Mortgage-Backed Securities Index, which includes 15- and 30-year fixed-rate securities backed by mortgage pools issued by GNMA, FNMA, and FHLMC; and the Lehman Brothers Asset-Backed Securities Index, which tracks fixed-income securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets (for example, trade receiv-ables).

 The fee structure of the new Portfolio Management Agreement is the same as under the old Portfolio Management Agreement with Fischer Francis (except for the change in performance benchmark) and is described above in connection with Proposal 2. The new Portfolio Management Agreement will result in one change relating to fees, however. Under the new agreement (as under the former agree-ment), during a Portfolio Manager's first year serving in that capacity, rather than paying a performance-based fee, the Portfolio will pay a fixed fee of 0.80% of average daily net assets. After the twelfth full calendar month has elapsed under the agreement, the performance-based fee will be in effect. Fischer Francis had already served as Portfolio Manager for a full year, so the performance-based fee structure was in effect. AAM has not served as Portfolio Manager for a year, so the new Portfolio Management Agreement sets the fee rate at 0.80% through April 30, 1999 (the date at which time AAM will have served as Portfolio Manager for twelve full calendar months).

FIRST YEAR FEE LIMITATIONS

 Although the new Portfolio Management Agreement sets the fee at 0.80% through April 30, 1999, the fee is subject to two important limitations. First, until the shareholder meeting on June 8, 1998, the fee will be calculated at the lesser of the following two rates: (1) 0.80%; and (2) the rate that would have applied under the old Portfolio Management Agreement. The latter rate varies based on prior performance, but was 0.41% for 1997. Second, the Manager and the Portfolio Manager have voluntarily agreed to limit their fee from June 9, 1998 through April 30, 1999 to an annual rate of 0.40%.

ADDITIONAL FEE INFORMATION

 1997 Fee Information. The following table summarizes the expenses of the Port-folio during 1997. Expenses are expressed as a percentage of average net assets during the year, and include expense reimbursements applicable at that time. This table and example do not include any expenses charged under any variable contract, such as sales charges or mortality and expense risk charges.

       ANNUAL FUND OPERATING EXPENSES
        (As a percentage of average net assets)
       Advisory Fees...................................................... 0.41%
       Other Expenses..................................................... 1.20%
       Total Fund Operating Expenses...................................... 1.61%

 The following example shows the total expenses that would be payable if a shareholder redeemed his or her shares in the Portfolio after having held them for one, three, five, and ten year periods respectively. The example is based on the expenses listed in the table above. Actual expenses may be greater or less than shown. The example assumes a 5% annual rate of return pursuant to re-quirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance.

EXAMPLE

 A shareholder would pay the following expenses on a $1,000 investment, assum-ing (1) 5% annual return and (2) redemption at end of each time period:

       1 year.............................................................. $ 16
       3 years............................................................. $ 50
       5 years............................................................. $ 86
       10 years............................................................ $188

 Pro Forma Fee Information. The following table shows an estimate of what 1997 expenses would have been had AAM served as subadviser for the Portfolio under the new Portfolio Manager Agreement. The table assumes that AAM became Portfo-lio Manager on January 1, 1997 and thus the one-year start-up fee of 0.80% was in effect for all of 1997. The table further assumes that the first fee limita-tions described in the previous section did not apply. As in the first table, expenses are expressed as a percentage of average net assets during the year. Expenses reflect applicable expense limitations currently in effect. This table and example do not include any expenses charged under any variable contract, such as sales charges or mortality and expense risk charges.

       ANNUAL FUND OPERATING EXPENSES
        (As a percentage of average net assets)
       Advisory Fees...................................................... 0.80%
       Other Expenses..................................................... 1.20%
       Total Fund Operating Expenses...................................... 2.00%

 The following example shows the total expenses that would be payable if a shareholder redeemed his or her shares in the Portfolio after having held them for one, three, five, and ten year periods respectively. The example is based on the pro forma expenses listed in the above table. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representa-tive of past or future performance.

EXAMPLE

 A shareholder would pay the following expenses on a $1,000 investment, assum-ing (1) 5% annual return and (2) redemption at end of each time period:

              1 year................................$20
              3 years...............................$62
              5 years..............................$106
             10 years..............................$229

 During 1997, the Global Strategic Income Portfolio paid $7,538 in aggregate advisory fees.

BOARD CONSIDERATION

 On April 9, 1998, the Board of Trustees met in person to consider the pro-posed Portfolio Management Agreement with AAM. Representatives from AAM made a presentation to the Board, and the Board was provided with materials about AAM, its investment philosophies and strategies, its key personnel, its other clients, and examples of performance. The Board considered the terms of the Portfolio Management Agreement and the fact that it was substantially identi-cal to the prior agreement. The Board also considered the proposed change in performance benchmark, which it concluded adequately reflected the Portfolio's proposed new investment objective. Finally, the Board considered the fairness of the proposed fee, the fact that it had the same rate structure as under the previous agreement, and that the performance-based fee structure would not be-gin until AAM had served as Portfolio Manager for a year. The Board concluded that entering into the new Portfolio Management Agreement with AAM was in the best interests of the Portfolio and its investors. Accordingly, the Board voted unanimously to approve the proposed agreement.

REQUIRED VOTE

 The proposal will be adopted if it is approved by the vote of a majority of outstanding shares of the Global Strategic Income Portfolio. The 1940 Act de-fines a majority of outstanding shares of a Portfolio as the lesser of (a) a vote of 67% or more of the Portfolio's shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Portfolio's shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Portfolio shares.

 THE BOARD RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL NO. 4.

                                 PROPOSAL NO. 5

                     APPROVAL OF A NEW INVESTMENT OBJECTIVE
                   FOR THE GLOBAL STRATEGIC INCOME PORTFOLIO

 Only persons having voting rights with respect to the Global Strategic Income Portfolio (the "Portfolio") will vote on this Proposal.

 Each Portfolio has certain investment policies that are fundamental, which means they cannot be changed without shareholder approval and other investment policies that are non-fundamental, which the Board of Trustees may change with-out shareholder approval.

 The Portfolio's current investment objective, which is a fundamental invest-ment policy, specifies that the Portfolio invest in both domestic and foreign-fixed income securities. This proposal would change the Portfolio's investment objective to remove the global emphasis. The revised investment objective would thus de-emphasize investment in foreign fixed-income securities, although the Portfolio would continue to have the ability to invest in some foreign fixed-income securities.

 If persons having voting rights approve this Proposal, the name of the Portfo-lio will be changed to the "Strategic Income Portfolio" to reflect the new in-vestment objective. In addition, the Board has adopted new non-fundamental in-vestment policies consistent with the new investment objective. These new poli-cies will become effective if and when this Proposal is approved. As explained above in connection with Proposal 4, the Board has proposed that Allmerica As-set Management, Inc. ("AAM") continue serving as Portfolio Manager of the Port-folio. The proposed changes will make the Portfolio's investment policies simi-lar to those of other portfolios currently managed by AAM.

INVESTMENT OBJECTIVE

 The Global Strategic Income Portfolio (the "Portfolio") currently has the fol-lowing investment objective, which is fundamental:

  The GLOBAL STRATEGIC INCOME PORTFOLIO seeks to make money for investors by investing for high current income and capital appreciation in a variety of domestic and foreign fixed-income securities.

  If this Proposal is adopted, the Portfolio's investment objective will change to the following:

  The STRATEGIC INCOME PORTFOLIO seeks to make money for investors by invest-ing for high current income and capital appreciation in a variety of fixed-income securities.

 The new investment objective would thus eliminate the reference to foreign fixed-income securities.

NON-FUNDAMENTAL INVESTMENT POLICIES

 If persons having voting rights approve this Proposal, the Board will also adopt the following non-fundamental investment policies:

 The Portfolio allocates its assets among debt securities in three separate areas: 1) investment grade corporate debt securities and securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities; 2) below investment-grade corporate debt securities; and 3) foreign securities which include government debt of developed and emerging markets, corporate obligations of foreign companies, and debt obli-gations of supranational entities. The Portfolio will select particular debt securities based on their relative value merits.

 Debt securities in which the Strategic Income Portfolio may invest include bonds, notes, debentures, mortgage-backed and asset-backed securities, and other similar instruments. The Portfolio normally invests at least 50% of its total assets in U.S. and foreign debt and other fixed-income securities that, at the time of purchase, are investment grade. The Strategic Income Portfolio may consider making carefully selected investments in below investment-grade debt securities of issuers in the United States and in foreign markets. No more than 50% of the Portfolio's assets may be invested in securities of be-low investment grade quality (also called high yield or junk bonds), which involve a high degree of risk and are predominantly speculative. Consistent with the foregoing percentage limitations, the Portfolio may invest in secu-rities that are in default in payment of principal and/or interest.

 Investments in foreign markets involve substantial risks typically not asso-ciated with investing in the United States. Emerging market securities gener-ally are subject to greater risk than securities from developed nations. For purposes of the Portfolio's operations, "emerging markets" consist of all countries determined by the Portfolio Manager to have developing or emerging economies and markets.

 The Strategic Income Portfolio also may invest up to 5% of its assets in loan participations and assignments.

 These new investment policies differ from the current ones by eliminating certain policies specific to foreign securities. This change is consistent with the new investment objective's decreased focus of foreign fixed-income securities.

 Although foreign securities may involve different risks than domestic securi-ties, under both the old and new policies, the Portfolio must normally invest at least 50% of total assets in investment-grade fixed-income securities, and may invest up to 50% of total assets in fixed-income securities rated below investment grade. Accordingly, AAM does not anticipate that investment risk will necessarily decrease as a result of the new policies.

REQUIRED VOTE

 The proposal will be adopted if it is approved by the vote of a majority of outstanding shares of the Global Strategic Income Portfolio. The 1940 Act de-fines a majority of outstanding shares of a Portfolio as the lesser of (a) a vote of 67% or more of the Portfolio's shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Portfolio's shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Portfolio shares.

 THE BOARD RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL NO. 5.


                                 OTHER MATTERS

 Neither the Board nor Allmerica is currently aware of any other matters that will be considered at the meeting. In the event any additional business or matter is properly presented to the meeting, Allmerica will vote your properly executed voting instruction form in accordance with its best judgment.

                                   APPENDIX A

                  ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS,
                           THEIR PORTFOLIO MANAGERS,
                               AND ADVISORY FEES

GAMCO INVESTORS, INC. (VALUE PORTFOLIO AND GLOBAL INTERACTIVE/TELECOMM
PORTFOLIO)

 The chart below sets forth the name and principal occupation of the principal executive officer and directors of GAMCO Investors, Inc. ("GAMCO"). The address for each person is One Corporate Center, Rye, New York 10580-1434.

NAME                                        PRINCIPAL OCCUPATION
----                                        --------------------
Mario J. Gabelli............ Chief Executive Officer, Chief Investment Officer,
                             and Managing Director, GAMCO
Douglas R. Jamieson......... Executive Vice President, Chief Operating Officer,
                             and Managing Director, GAMCO
Regina M. Pitaro............ Managing Director, GAMCO
Joseph R. Rindler, Jr....... Chairman and Managing Director, GAMCO
F. William Scholz, II....... Managing Director, GAMCO

 Gabelli Funds, Inc., One Corporate Center, Rye, New York 10580-1434, owns 100% of the stock of GAMCO. Mario Gabelli may be deemed a controlling person of GAMCO because of his ownership of over 10% of the stock of Gabelli Funds, Inc.

 In 1997, the Value Portfolio and the Global Interactive/Telecomm Portfolio each placed a significant portion of its portfolio transactions through Gabelli & Co., an affiliated entity of both Portfolios and of the subadviser, GAMCO. The Value Portfolio paid $17,367 to Gabelli & Co., which amounts to 90.9% of total commissions paid in 1997. The Global Interactive/Telecomm Portfolio paid $5,393 to Gabelli & Co., which amounts to 100% of total commissions paid that year.

STONEHILL CAPITAL MANAGEMENT, INC. (GROWTH PORTFOLIO)

 The chart below sets forth the name and principal occupation of the principal executive officer and director of Stonehill Capital Management, Inc. ("Stonehill"). The address for that person is 767 Third Avenue, New York, New York 10017.

NAME                        POSITION WITH STONEHILL     PRINCIPAL OCCUPATION
----                        -----------------------     --------------------
Robert L. Emerson.......... President and Director  Investment advisory services

 Robert Emerson owns 100% of the stock of Stonehill.

BEE & ASSOCIATES INCORPORATED (INTERNATIONAL GROWTH PORTFOLIO)
 The chart below sets forth the name and principal occupation of the principal executive officer and directors of Bee & Associates Incorporated ("BAI"). The address for each person is 370 17th Street, Suite 5150, Denver, Colorado 80202.

          NAME                      POSITION WITH BAI                 PRINCIPAL OCCUPATION
          ----                      -----------------                 --------------------
Bruce B. Bee............ Principal Executive Officer and Director Investment advisory services
Edward McMillan......... Director                                 Investment advisory services
Marshall F. Wallach..... Director                                 Investment banking

 Mr. Bee and Mr. McMillan may be deemed controlling persons of BAI because of each individual's ownership of 10% or more of the stock of BAI.

 The following chart lists all other mutual funds advised by BAI with invest-ment objectives similar to the International Growth Portfolio:

                                       APPROXIMATE SIZE
NAME OF MUTUAL FUND                      APRIL 1, 1998       ADVISORY FEE RATE
-------------------                    ----------------      -----------------
Fremont International Small Cap
 Fund.............................        $6,000,000                  1%*
Masters Select International...... $80,000,000, of which 12%          1%
                                       is managed by BAI

--------
 * BAI has agreed to waive a portion of its 1% advisory fee for the Fremont In-ternational Small Cap Fund for up to one year.

ADVISORY FEES

 For 1997, the Value Portfolio accrued fees to PAI of $947, of which the Port-folio paid PAI $53. PAI paid Tremont Partners, Inc. ("Tremont"), the former Portfolio Advisor, $53.

 For 1997, the Growth Portfolio accrued fees to PAI of $838, of which the Port-folio paid PAI $271. PAI paid Tremont $271.

 For 1997, the International Growth Portfolio accrued fees to PAI of $1,848, of which the Portfolio paid PAI $524. PAI paid Tremont $524.

 For 1997, the Global Strategic Income Portfolio accrued fees to PAI of $1,508, of which the Portfolio paid PAI $432. PAI paid Tremont $432.

 For 1997, the Global Interactive/Telecomm Portfolio accrued fees to PAI of $810, of which the Portfolio paid PAI $24. PAI paid Tremont $24.

 For 1997, the Portfolios paid the following fees to the Portfolio Managers:
Value ($3,787); Growth ($3,354); International Growth ($7,394); Global Strate-gic Income ($6,030); Global Interactive/Telecomm ($3,240).

ADDITIONAL EXPENSE INFORMATION

 Set forth below is certain additional expense information for the Value and Growth Portfolios to reflect the fact that the expense limitation percentages for 1998 are different than the ones for 1997. The expense limitation percent-age for the other Portfolios is the same for 1998 as it was for 1997. As ex-plained in connection with Proposals 2 and 3 above, the substitution agreements do not change the advisory fee arrangement.

 1997 EXPENSE INFORMATION. The following table summarizes the expenses of the Portfolio during 1997. Expenses are expressed as a percentage of average net assets during the year, and include expense reimbursements applicable at that time. This table and example do not include any expenses charged under any variable contract, such as sales charges or mortality and expense risk charges.

       VALUE PORTFOLIO
       ANNUAL FUND OPERATING EXPENSES
        (as a percentage of average net assets)
       Advisory Fees...................................................... 0.14%
       Other Expenses..................................................... 0.70%
       Total Fund Operating Expenses...................................... 0.84%

       GROWTH PORTFOLIO
       ANNUAL FUND OPERATING EXPENSES
        (As a percentage of average net assets)
       Advisory Fees...................................................... 0.20%
       Other Expenses..................................................... 0.70%
       Total Fund Operating Expenses...................................... 0.90%

 The following example shows the total expenses that would be payable if a shareholder redeemed his or her shares in the Portfolio after having held them for one, three, five, and ten year periods respectively. The example is based on the expenses listed in the table above. Actual expenses may be greater or less than shown. The example assumes a 5% annual rate of return pursuant to re-quirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance.

EXAMPLE--VALUE PORTFOLIO

 A shareholder would pay the following expenses on a $1,000 investment, assum-ing (1) 5% annual return and (2) redemption at end of each time period:

       1 year............................................................... $ 8
       3 years..............................................................  26
       5 years..............................................................  46
       10 years............................................................. 102

EXAMPLE--GROWTH PORTFOLIO

 A shareholder would pay the following expenses on a $1,000 investment, assum-ing (1) 5% annual return and (2) redemption at end of each time period:

       1 year............................................................... $ 9
       3 years..............................................................  28
       5 years..............................................................  49
       10 years............................................................. 109

 Pro Forma Expense Information. The following table shows what 1997 expenses would have been had the 1998 expense limitation arrangement been in place dur-ing 1998. As in the first table, expenses are expressed as a percentage of av-erage net assets during the year. This table and example do not include any ex-penses charged under any variable contract, such as sales charges or mortality and expense risk charges.

       VALUE PORTFOLIO
       ANNUAL FUND OPERATING EXPENSES
        (As a percentage of average net assets)
       Advisory Fees...................................................... 0.14%
       Other Expenses..................................................... 1.00%
       Total Fund Operating Expenses...................................... 1.14%
       GROWTH PORTFOLIO
       ANNUAL FUND OPERATING EXPENSES
        (As a percentage of average net assets)
       Advisory Fees...................................................... 0.20%
       Other Expenses..................................................... 1.00%
       Total Fund Operating Expenses...................................... 1.20%

 The following example shows the total expenses that would be payable if a shareholder redeemed his or her shares in the Portfolio after having held them for one, three, five, and ten year periods respectively. The example is based on the pro forma expenses listed in the above table. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representa-tive of past or future performance.

EXAMPLE--VALUE PORTFOLIO

 A shareholder would pay the following expenses on a $1,000 investment, assum-ing (1) 5% annual return and (2) redemption at end of each time period:

       1 year............................................................... $11
       3 years..............................................................  36
       5 years..............................................................  62
       10 years............................................................. 136

EXAMPLE--GROWTH PORTFOLIO

 A shareholder would pay the following expenses on a $1,000 investment, assum-ing (1) 5% annual return and (2) redemption at end of each time period:

       1 year............................................................... $12
       3 years..............................................................  37
       5 years..............................................................  65
       10 years............................................................. 143

                                   APPENDIX B

 Set forth below is the Management Agreement for the Trust that is discussed in Proposal 2. As explained in more detail in Proposal 2, Allmerica Financial In-vestment Management Services, Inc. ("AFIMS") has assumed the role of Allmerica Investment Management Company, Inc. ("AIMCO") under this agreement.

                        INVESTMENT MANAGEMENT AGREEMENT

 Agreement, made the 12th day of February, 1998, and amended the 9th day of April, 1998, between The Palladian Trust (the "Trust"), a Massachusetts busi-ness trust, and Allmerica Investment Management Company, Inc. (the "Manager"), a Massachusetts corporation.

 WHEREAS, the Trust is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

 WHEREAS, the Manager is registered as an investment adviser under the Invest-ment Advisers Act of 1940; and

 WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate portfolios with each such portfolio representing interests in a sepa-rate portfolio of securities and other assets; and

 WHEREAS, the Trust currently offers shares of five portfolios designated as The Value Portfolio, The Growth Portfolio, The International Growth Portfolio, The Global Strategic Income Portfolio, and The Global Interactive/Telecomm Portfolio (collectively, the "Current Portfolios"); and

 WHEREAS, the Trust may establish additional portfolios with respect to which the Trust desires to retain the Manager to render management services hereunder and with respect to which the Manager is willing to do so (those portfolios plus the Current Portfolios are collectively referred to as the "Portfolios"); and

 WHEREAS, the Trust desires to avail itself of the services of the Manager for the provision of advice with respect to the selection and monitoring of portfo-lio managers for the Portfolios and for the provision of other services for the Trust; and

 WHEREAS, the Manager is willing to render such services to the Trust.

 Therefore, the parties agree as follows:

 1. Appointment. The Trust hereby appoints the Manager to provide management services with respect to the Current Portfolios for the period and on the terms set forth in this Agreement, subject to the direction of the Board of Trustees of the Trust (the "Board of Trustees"). The Manager accepts such appointment and agrees to render the services described herein for the compensation pro-vided in paragraph 9. In the event the Trust establishes one or more portfolios other than the Current Portfolios with respect to which it desires to retain the Manager to render management services pursuant to this Agreement, it shall so notify the Manager in writing. If the Manager is willing to render such services it shall so notify the Trust in writing, whereupon such portfolio shall become a Portfolio as that term is used in this Agreement.

 2. Services of the Manager. Subject to the supervision of the Board of Trust-ees, the Manager shall provide the following management services with respect to the Portfolios:

  (a) The Manager shall analyze and recommend for consideration by the Board of Trustees investment advisory firms to be retained by the Trust to provide day-to-day investment management of the Portfolios (the "Portfolio Manag-ers").

  (b) The Manager shall monitor and evaluate the performance of the Portfolio Managers and make recommendations to the Board of Trustees concerning the re-newal or termination of agreements with Portfolio Managers (the "Portfolio Management Agreements"), although the Manager is not authorized, except as provided in paragraph 3 of the Agreement, to make determinations with respect to the investment of a Portfolio's assets or the purchase or sale of securi-ties or other investments for a Portfolio.

  (c) The Manager shall monitor the Portfolio Managers for compliance with the investment policies and restrictions of each Portfolio, the 1940 Act, the In-ternal Revenue Code, and all other applicable federal and state laws and reg-ulations.

  (d) The Manager shall coordinate all matters relating to the functions of the Trust's Manager, Portfolio Managers, custodian, transfer agent, accoun-tants, attorneys, and other parties performing services or operational func-tions for the Trust.

  (e) The Manager shall provide the Trust and the Portfolios with the services of a sufficient number of persons competent to perform such administrative and clerical functions as are necessary to provide effective supervision and administration of the Trust.

  (f) The Manager shall provide the Trust with adequate office space, communi-cations facilities, and other facilities necessary for its operations as con-templated in this Agreement.

  (g) The Manager shall provide the Board of Trustees such periodic and spe-cial reports as the Board may reasonably request.

  (h) The Manager shall make its officers and employees available to the Board of Trustees and officers of the Trust for consultation and discussions re-garding the administration and management of the Trust.

  (i) The Manager shall provide such assistance as the Board of Trustees shall reasonably request in connection with the conduct of meetings of the Board or otherwise.

 3. Investment Management Authority. In the event that a Portfolio Management Agreement pertaining to a Portfolio is terminated or if, at any time, no Port-folio Manager is engaged to manage the assets of a Portfolio, then the Manag-er, subject to the supervision of the Board of Trustees, will provide day-to-day investment management of any such Portfolio. The Manager will provide in-vestment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolio's assets by determining the securi-ties and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Portfolio, when these transactions should be exe-cuted, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest. The Manager is hereby authorized to execute and perform such services on behalf of the Portfolio. To the extent permitted by the investment policies of the Portfo-lio, the Manager shall make decisions for the Portfolio as to foreign currency matters and make determinations as to, and execute and perform, foreign cur-rency exchange contracts on behalf of the Portfolio. The Manager will provide the services under this Agreement in accordance with the Portfolio's invest-ment objective or objectives, policies, and restrictions as stated in the Trust's registration statement under the Securities Act of 1933 and the 1940 Act as filed with the Securities and Exchange Commission ("SEC") and amended from time to time (the "Registration Statement"). Furthermore, under these circumstances:

  (a) The Manager will use reasonable efforts to manage the Portfolio so that it will (1) qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, (2) comply with the diversifica-tion requirements of Section 817(h) of the Internal Revenue Code and regula-tions issued thereunder, and (3) comply with any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies. In managing the Portfolio in accordance with these requirements, the Manager shall be entitled to receive and act upon advice of counsel to the Trust or counsel to the Manager.

  (b) On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Portfolio as well as any other investment advisory clients, the Manager may, to the extent permitted by applicable laws and regulations, including, but not limited to Section 17(d) of the 1940 Act, but shall not be obligated to, aggregate the securities to be so sold or pur-chased with those of its other clients where such aggregation is not incon-sistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the ex-penses incurred in the transaction, will be made by the Manager in a manner that is fair and equitable in the judgment of the Manager in the exercise of its fiduciary obligations to the Trust and to such other clients.

  (c) In connection with the purchase and sale of securities for the Portfo-lio, the Manager will arrange for the transmission to the custodian for the Trust on a daily basis, such confirmation, trade tickets, and other documents and information as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Portfolio. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Manager will arrange for the auto-matic transmission of the confirmation of such trades to the Trust's custodi-an.

  (d) The Manager will assist the custodian or recordkeeping agent for the Trust in determining, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Portfolio for which the custodian or recordkeeping agent seeks assistance or review from the Manager. The Manager will monitor on a daily basis the determination by the custodian or recordkeeping agent for the Trust the value of portfolio securities and other assets of the Portfolio and the determination of net asset value of the Portfolio.

  (e) The Manager will regularly report to the Board of Trustees on the in-vestment program for the Portfolio, and will furnish the Board of Trustees such periodic and special reports as the Board may reasonably request.

  (f) In rendering the services required under this paragraph, the Manager may, from time to time, employ or associate with itself such person or per-sons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Manager shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Manager, any person or firm that the Manager has employed or with which it has associated, or any employee thereof involved in any material connection with the handling of Trust assets, has not, to the best of the Manager's knowledge:

   (i) been convicted, in the last ten (10) years, of any felony or misde-meanor arising out of conduct involving embezzlement, fraudulent conver-sion, or misappropriation of funds or securities, or involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code; or

   (ii) been found by any state regulatory authority, within the last ten
  (10) years, to have violated or to have acknowledged violation of any pro-vision of any state insurance law involving fraud, deceit, or knowing mis-representation; or

   (iii) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provisions of federal or state securities laws involving fraud, de-ceit, or knowing misrepresentation.

  (g) In connection with its responsibilities under this paragraph 3, the Man-ager is responsible for decisions to buy and sell securities and other in-vestments for the Portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Manager's primary consideration in effecting a security transaction will be to obtain the best execution for the Portfo-lio, taking into account the factors specified in the Registration Statement. Subject to the Registration Statement and such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Manager shall not be deemed to have acted unlaw-fully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolio to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that trans-action, if the Manager or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of ei-ther that particular transaction or the Manager's overall responsibilities with respect to the Portfolio and to its other clients as to which it exer-cises investment discretion.

 4. Conformity with Applicable Law. The Manager, in the performance of its du-ties and obligations under this Agreement, shall act in conformity with the Registration Statement and with the instructions and directions of the Board of Trustees and will conform to, and comply with, the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

 5. Exclusivity. The services of the Manager under this Agreement are not to be deemed exclusive, and the Manager, or any affiliate thereof, shall be free to render similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of any of the Portfolios) and to engage in other activities, so long as its services hereunder are not impaired thereby.

 6. Documents. The Trust has delivered copies of each of the following docu-ments to the Manager and will deliver to it all future amendments and supple-ments thereto, if any:

  (a) the Trust's Declaration of Trust and its By-laws;

  (b) the Registration Statement; and

  (c) the prospectus and statement of additional information of the Trust as currently in effect and as amended and supplemented from time to time.

 7. Records. The Manager agrees to maintain and to preserve records relating to the Trust as required by the 1940 Act. The Manager further agrees that all rec-ords which it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records upon request.

 8. Expenses. During the term of this Agreement, the Manager will pay all ex-penses incurred by it in connection with its activities under this Agreement, including all rent and other expense involved in providing office space and equipment required by the Manager and the salaries and expenses of all person-nel of the Manager. The Manager further agrees to pay all salaries, fees and expenses of any officer or trustee of the Trust who is an officer, director or employee of the Manager or any of its affiliates. The Manager further agrees to pay all rent and other expense in providing office space for the Trust. Nothing in this Agreement shall require the Manager to bear the following expenses:

  (a) Fees of the Portfolio Managers;

  (b) Charges for audits by the Trust's independent public accountants;

  (c) Charges of the Trust's transfer agent, registrar, and/or dividend dis-bursing agent;

  (d) Charges of the Trust's custodian and/or accountant;

  (e) Costs of obtaining quotations for calculating the value of each Portfo-lio's net assets;

  (f) Costs of maintaining the Trust's tax records;

  (g) Salaries and other compensation of any of the Trust's executive officers and employees, if any, who are not officers, directors, or employees of the Manager, or any of its affiliates;

  (h) Taxes levied against the Trust;

  (i) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Trust;

  (j) Costs, including the interest expense, of borrowing by the Trust;

  (k) Costs and/or fees incident to meetings of the Trust's shareholders, the preparation and mailings of prospectuses, reports, proxy statements and other communications by the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust's existence, and the regis-tration of shares with federal and state securities or insurance authorities;

  (l) The Trust's legal fees, including the legal fees related to the regis-tration and continued qualification of the Trust's shares for sale;

  (m) Costs of printing stock certificates representing shares of the Trust;

  (n) Trustees' fees and expenses of Trustees who are not officers, directors, or employees of the Manager or any of its affiliates;

  (o) The Trust's pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

  (p) Membership dues for any association of which the Trust is a member;

  (q) Extraordinary expenses of the Trust as may arise, including expenses in-curred in connection with litigation, proceedings, other claims against the Trust (unless the Manager is responsible for such expenses under paragraph 10 of this Agreement), and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect to such claims; and

  (r) Organizational and offering expenses of the Trust and, if applicable, reimbursement (with interest) of underwriting discounts and commissions.

 9. Compensation.

  (a) For the services provided and the expenses borne by the Manager pursuant to this Agreement, each Portfolio will pay the Manager a fee calculated in accordance with this paragraph 9.

  (b) A Portfolio will pay the Manager 20% of the Initial Monthly Advisory Fee or the Monthly Advisory Fee, as those terms are defined in this paragraph, whichever is applicable; provided, however, that for any period during which the Manager is providing the services described in paragraph 3, a Portfolio will pay the Manager 100% of the Initial Monthly Advisory Fee or the Monthly Advisory Fee, as those terms are defined in this paragraph, whichever is ap-plicable.

  (c) For the period beginning with the effective date of a Portfolio Manage-ment Agreement with a new Portfolio Manager (or, for those Portfolios that have had only one Portfolio Manager, the day on which the Portfolio commenced operations) and ending with the last day of the twelfth full calendar month thereafter, the Portfolio will pay at the end of each month, an advisory fee calculated at an annual rate of 0.80% of the Portfolio's average daily net assets (the "Initial Monthly Advisory Fee").

  (d) For the period beginning with the first day of the thirteenth full cal-endar month after the effective date of a Portfolio Management Agreement with a new Portfolio Manager (or, for those Portfolios that have had only one Portfolio Manager, the first day of the thirteenth full calendar month after the Portfolio commenced operations) and continuing through the remainder of the term of this Agree-ment, the Portfolio will pay at the end of each month, an advisory fee (the "Monthly Advisory Fee"). The Monthly Advisory Fee equals the Basic Fee (as defined in paragraph 9(e) below) plus the Incentive Fee (as defined in para-graph 9(f) below) and adjusted, if so required, by paragraph 9(i) below.

  (e) The Basic Fee equals one-twelfth of 2% multiplied by the Portfolio's av-erage daily net assets for the previous 12 months (including the month for which the fee is being calculated).

  (f) The Incentive Fee equals: (i) one-twelfth of the Annual Incentive Fee set forth in the chart below based on the difference between the Performance of the Portfolio and the Performance of the Benchmark, as those terms are de-fined in paragraphs 9(g) and 9(h) below; (ii) multiplied by the Portfolio's average daily net assets for the previous 12 months (including the month for which the fee is being calculated).

                                                                       ANNUAL
         PERCENTAGE POINT DIFFERENCE BETWEEN PERFORMANCE OF THE       INCENTIVE
               PORTFOLIO AND PERFORMANCE OF THE BENCHMARK              FEE (%)
         ------------------------------------------------------       ---------
   +7.5 or greater...................................................    2.0%
   +6.0 or greater, but less than +7.5...............................    1.5
   +4.5 or greater, but less than +6.0...............................    1.0
   +3.0 or greater, but less than +4.5...............................    0.5
   +1.5 or greater, but less than +3.0...............................    0.0
   0.0 or greater, but less than +1.5................................   (0.5)
   (1.5) or greater, but less than 0.0...............................   (1.0)
   (3.0) or greater, but less than (1.5).............................   (1.5)
   Less than (3.0)...................................................   (2.0)

  (g) The Performance of the Portfolio will be calculated by first determining the change in the Portfolio's net asset value per share during the previous twelve months (including the month for which the fee is being computed) as-suming the reinvestment of distributions during that period, and then ex-pressing this amount as a percentage of the net asset value per share at the beginning of the period. Net asset value per share is calculated by dividing the value of the securities held by the Portfolio plus any cash or other as-sets minus all liabilities including accrued advisory fees and the other ex-penses, by the total number of shares outstanding at the time. The Perfor-mance of the Portfolios shall be calculated in accordance with SEC rules.

  (h) The Performance of the Benchmark will be calculated by first determining the change in the level of the Benchmark during the previous twelve months (including the month for which the fee is being computed) plus the value of any cash dividends or distributions made by the companies whose securities comprise the Benchmark accumulated to the end of the period, and then ex-pressing this amount as a percentage of the Benchmark at the beginning of the period. The Performance of the Benchmark shall be calculated in accordance with SEC rules. The Benchmark for each Portfolio is the Benchmark established by the agreement between the Trust and the Portfolio Manager for that Portfo-lio. If any Benchmark ceases to be published, changes in any material respect or otherwise becomes impracticable to use for purposes of the Incentive Fee, the Monthly Advisory Fee for that Portfolio will equal the Basic Fee (with no incentive adjustment) until such time as the Board of Trustees approves a substitute Benchmark.

  (i) Notwithstanding paragraphs 9(a)-9(h) above, if the Performance of a Portfolio (minus payment of all expenses, including the Basic Fee and any In-centive Fee) is negative and does not exceed the Performance of the Benchmark by six percentage points, then the Monthly Advisory Fee will equal zero. Not-withstanding paragraphs 9(a)-9(h) above, if the Performance of a Portfolio (minus payment of all expenses, including the Basic Fee and any Incentive
 Fee) is negative, exceeds the Performance of the Benchmark by six percentage points, but does not exceed the Performance of the Benchmark by twelve per-centage points, then the Monthly Advisory Fee will not be greater than one-twelfth of 1% of the Portfolio's average daily net assets for the previous 12 months (including the month for which the fee is being calculated). Notwith-standing paragraphs 9(a)-9(h) above, if the Performance of a Portfolio (minus payment of all expenses, including the Basic Fee and any Incentive Fee) is negative and exceeds the Performance of the Benchmark by twelve percentage points, then the Monthly Advisory Fee will not be greater than one-twelfth of 2% of the Portfolio's average daily net assets for the previous 12 months (including the month for which the fee is being calculated).

 10. Liability and Indemnification. The Manager and the Trust each may rely on information reasonably believed by it to be accurate and reliable. The Manager shall not be liable for any loss suffered by the Trust as the result of actions by persons other than the Manager or for any loss suffered by the Trust as the result of any negligent act or error of judgment of the Manager in connection with the matters to which this Agreement relates, except a loss resulting from a breach by the Manager of its fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties under this Agreement or from reckless disregard by it of its obligations and duties under this Agreement. The Trust shall indemnify the Manager and hold it harmless from all cost, damage and ex-pense, including reasonable expenses for legal counsel, incurred by the Manager resulting from actions for which it is relieved of responsibility by this para-graph. The Manager shall indemnify the Trust and hold it harmless from all cost, damage and expense, including reasonable expenses for legal counsel, in-curred by the Trust resulting from (i) a breach by the Manager of its fiduciary duty with respect to compensation for services paid by the Trust (in which case any award of damages shall be limited to the period and the amount set forth in
Section 36(b)(3) of the 1940 Act); (ii) willful misfeasance, bad faith or gross negligence by the Manager in the performance of its duties under this Agree-ment; or (iii) reckless disregard by the Manager of its obligations and duties under this Agreement.

 11. Continuation and Termination. This Agreement shall take effect on the date first written above, and shall continue in effect, unless sooner terminated as provided herein, for 119 days thereafter, and provided that the Agreement is approved by a majority of the outstanding voting shares of the Trust by the end of such 119th day, shall continue for two years from the date of this Agree-ment, and shall continue from year to year thereafter with respect to each Portfolio so long as such continuance is specifically approved at least annu-ally (i) by the vote of a majority of the Board of Trustees; or (ii) by vote of a majority of the outstanding voting shares of the Portfolio; provided, fur-ther, in either event that continuance is also approved by the vote of a major-ity of the Board of Trustees who are not parties to this Agreement or "inter-ested persons" (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval. Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Portfolio shall be effective to con-tinue this Agreement with respect to such Portfolio notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the out-standing shares of any other Portfolio or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, un-less such approval shall be required by any other applicable law or otherwise. This Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees or by a vote of a majority of the outstanding voting shares of the Trust, or with re-spect to a Portfolio, by vote of a majority of the outstanding voting shares of such Portfolio, on sixty (60) days' written notice to the Manager, or by the Manager at any time, without the payment of any penalty, on ninety (90) days' written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its "assignment" (as defined in the 1940 Act).

 12. Independent Contractor. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees from time to time, have no authority to act for or represent the Trust in any way or otherwise be deemed its agent.

 13. Notice. Notices of any kind to be given to the Manager by the Trust shall be in writing and shall be duly given if sent by first class mail or delivered to the Manager at 440 Lincoln Street, Worcester, MA 01653, or at such other ad-dress or to such individual as shall be specified by the Manager to the Trust. Notices of any kind to be given to the Trust by the Manager shall be in writing and shall be duly given if sent by first class mail or delivered to 440 Lincoln Street, Worcester, MA 01653, or at such other address or to such individual as shall be specified by the Trust to the Manager.

 14. Obligation. A copy of the Trust's Agreement and Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. Notice is hereby given that this Agreement has been executed on behalf of the Trust by a trustee of the Trust in his or her capacity as trustee and not individually. The obli-gations of this Agreement shall only be binding upon the assets and property of the Trust and shall not be binding upon any trustee, officer, or shareholder of the Trust individually.

 15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

 16. Applicable law. This Agreement shall be governed by the laws of Massachu-setts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, or any rules or order of the SEC thereunder.

 17. Severability. If any provision of this Agreement shall be held or made in-valid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

 18. Captions. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

 IN WITNESS WHEREOF, the parties hereto have caused this instrument to be exe-cuted by their officers designated below on the day and year first above writ-ten.

                                          The Palladian Trust

_____________________________________     By: _________________________________
               Witness                                George M. Boyd
                                                    Assistant Secretary

                                          Allmerica Investment Management
                                           Company, Inc.

_____________________________________     By: _________________________________
               Witness

                                   APPENDIX C

 Set forth below is the form of substitution agreement discussed in Proposal 3. As explained in more detail under Proposal 3, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has assumed the role of Allmerica Invest-ment Management Company, Inc. ("AIMCO") under these agreements.

                             SUBSTITUTION AGREEMENT

 Agreement, made this 11th day of February, 1998, by and among Palladian Advi-sors, Inc. ("PAI"), a Delaware corporation; Allmerica Investment Management Company, Inc. ("AIMCO"), a Massachusetts corporation; [Portfolio Manager], a corporation (the "Portfolio Manager"); and The Palladian Trust (the "Trust"), a Massachusetts business trust.

 WHEREAS, the Trust is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended ("Act"), and the Trust issues shares in several different classes, each of which is known as a "Portfolio"; and

 WHEREAS, PAI has served as Manager to the Trust pursuant to a Management Agreement between the Trust and PAI dated October 12, 1995; and

 WHEREAS, the Trust and PAI entered into a Portfolio Management Agreement with the Portfolio Manager, dated October 12, 1995 (the "Portfolio Management Agree-ment"), under which the Portfolio Manager currently serves as the Portfolio
Manager for the     Portfolio of the Trust; and

 WHEREAS, the Trust and PAI have terminated the Management Agreement with PAI, effective at the close of business on February 11, 1998; and

 WHEREAS, commencing February 12, 1998, AIMCO has agreed to serve as Manager to the Trust pursuant to a new Management Agreement between the Trust and AIMCO dated February 12, 1998; and

 WHEREAS, the Management Agreement between AIMCO and the Trust is subject to approval by the vote of a majority of the outstanding voting securities of each Portfolio of the Trust, and a special meeting of shareholders must be held within a 120-day period after February 11, 1998 for purposes of obtaining such approval; and

 WHEREAS, PAI, the Portfolio Manager, and the Trust desire to substitute AIMCO as a party to the Portfolio Management Agreement in the place of PAI and AIMCO desires to be substituted as a party to the Portfolio Management Agreement in the place of PAI.

 Therefore, the parties agree as follows:

 1. Substitution of Party. Effective as of February 12, 1998, AIMCO is hereby substituted as a party to the Portfolio Management Agreement in the place of PAI. The substitution shall be effective for a period of 120 days after Febru-ary 11, 1998, and shall be effective thereafter subject to approval of the Man-agement Agreement between AIMCO and the Trust by the vote of a majority of the
outstanding voting securities of the      Portfolio of the Trust at a meeting
of shareholders, which will be held within a 120-day period after February 11,
1998. In the event that shareholders of the      Portfolio do not approve the
Management

Agreement as provided above, the Portfolio Management Agreement shall terminate as of the close of business on the 120th day after February 11, 1998.

 2. Performance of Duties. As of the effectiveness of the substitution as de-scribed above, AIMCO hereby assumes and agrees to perform all of PAI's duties and obligations under the Portfolio Management Agreement and be subject to all of the terms and conditions of said Agreement as if they applied to PAI. AIMCO shall not be responsible for any claim or demand arising under the Portfolio Management Agreement from services rendered prior to the effective date of this Substitution Agreement unless otherwise agreed by AIMCO, and PAI shall not be responsible for any claim or demand arising under the Portfolio Management Agreement from services rendered after the effective date of this Substitution Agreement unless otherwise agreed by PAI.

 3. Representation of AIMCO. AIMCO represents and warrants that it is regis-tered as an investment adviser under the Investment Advisers Act of 1940.

 4. Consent. The Trust and the Portfolio Manager hereby consent to this substi-tution of AIMCO as a party to the Portfolio Management Agreement in the place of PAI and the assumption by AIMCO of PAI's interest in such Agreement and the duties and obligations thereunder, and agree, subject to the terms and condi-tions of said Agreement, to look to AIMCO for the performance of the Manager's duties and obligations under said Agreement after the effective date as de-scribed above.

 5. Indemnification By AIMCO. Notwithstanding any limitation of liability in the Portfolio Management Agreement, AIMCO shall indemnify and hold harmless the Portfolio Manager, its affiliates and the directors, officers, agents and em-ployees of the foregoing (each an "Indemnified Person") from all cost, damage and expense, including reasonable expenses for legal counsel, incurred by an Indemnified Person as a result of AIMCO's actions or omissions in performing its duties under the Portfolio Management Agreement that constitute negligence, bad faith, breach of trust or fiduciary duty, a material violation of one or more of the Portfolio Management Agreement, fraud, reckless or intentional mis-conduct, or violation of law or regulation. In the event an Indemnified Person receives a demand, claim or lawsuit relating to the Trust, its shares, and/or the Agreements, the Indemnified Person shall promptly notify AIMCO and the Portfolio Manager.

 6. Indemnification By Portfolio Manager. Notwithstanding any limitation of li-ability in the Portfolio Management Agreement, the Portfolio Manager shall in-demnify and hold harmless AIMCO, its affiliates and the directors, officers, agents and employees of the foregoing (each an "Indemnified Person") from all cost, damage and expense, including reasonable expenses for legal counsel, in-curred by an Indemnified Person as a result of the Portfolio Manager's actions or omissions in performing its duties under the Portfolio Management Agreement that constitute negligence, bad faith, breach of trust or fiduciary duty, a ma-terial violation of the Portfolio Management Agreement, fraud, reckless or in-tentional misconduct, or violation of law or regulation. In the event an Indem-nified Person receives a demand, claim or lawsuit relating to the Trust, its shares, and/or the Agreements, the Indemnified Person shall promptly notify AIMCO and the Portfolio Manager.

 7. Notice. Notices shall be in writing and shall be duly given if sent by first class mail or delivered to the following addresses or to such other ad-dress as shall be specified by a party with proper notice to the other parties:

  If as to AIMCO:

  Allmerica Investment Management
   Company, Inc.
  440 Lincoln Street
  Worcester, MA 01653
  Attn: President

  If as to the Trust:

  The Palladian Trust
  440 Lincoln Street
  Worcester, MA 01653
  Attn: President

  If as to PAI:

  Palladian Advisors, Inc.

  701 Palomar Airport Road Suite 300

  Carlsbad, CA 92009
  Attn: President

  If as to the Portfolio Manager:
  [address]

 8. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

 9. Captions. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

  IN WITNESS WHEREOF, the parties hereto have caused this Substitution Agree-ment to be executed by their duly authorized officers as of the date and year first written above.

                                          Palladian Advisors, Inc.

_____________________________________     By: _________________________________
               Witness                              H. Michael Schwartz
                                                         President

                                          Allmerica Investment Management
                                           Company, Inc.

_____________________________________     By: _________________________________
               Witness                                     Title

                                          _____________________________________
                                                   (Portfolio Manager)

_____________________________________     By: _________________________________
               Witness                                     Title

                                          The Palladian Trust

_____________________________________     By: _________________________________
               Witness                                     Title

                                   APPENDIX D

 Set forth below is the Portfolio Management Agreement for the Global Strategic Income Portfolio discussed in Proposal 4. Allmerica Financial Investment Man-agement Services, Inc. ("AFIMS") has assumed the role of Allmerica Investment Management Company, Inc. ("AIMCO") under this agreement.

                       GLOBAL STRATEGIC INCOME PORTFOLIO
                          PORTFOLIO MANAGER AGREEMENT

 Agreement, made this    day of April, 1998, among The Palladian Trust (the
"Trust"), a Massachusetts business trust; Allmerica Investment Management Com-pany, Inc. (the "Manager"), a Massachusetts corporation; and Allmerica Asset Management, Inc. (the "Portfolio Manager"), a Massachusetts corporation.

 WHEREAS, the Trust is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

 WHEREAS, the Manager and the Portfolio Manager are both registered as invest-ment advisers under the Investment Advisers Act of 1940; and

 WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate portfolios with each such portfolio representing interests in a sepa-rate portfolio of securities and other assets; and

 WHEREAS, the Manager has entered into a management agreement with the Trust, pursuant to which the Manager will provide, among other services, advice with respect to the selection and monitoring of portfolio managers to handle the day-to-day investment management of certain portfolios; and

 WHEREAS, the Trust and the Manager desire to retain the Portfolio Manager to provide investment advisory services to the Global Strategic Income Portfolio of the Trust (the "Portfolio"), and the Portfolio Manager is willing to render such services.

 Therefore, the parties agree as follows:

 1. Appointment. The Trust hereby appoints the Portfolio Manager to provide in-vestment advisory services with respect to the Portfolio for the period and on the terms set forth in this Agreement, subject to the direction of the Board of Trustees of the Trust (the "Board of Trustees"). The Portfolio Manager accepts such appointment and agrees to render the services described herein for the compensation provided in paragraph 13.

 2. Services of the Portfolio Manager.

  (a) Subject to the supervision of the Board of Trustees, the Portfolio Man-ager will provide day-to-day investment management of the Portfolio. The Portfolio Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolio's assets by determining the securities and other investments that shall be pur-chased, entered into, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest. The Portfolio Manager is hereby authorized to execute and perform such services on behalf of the Portfolio. To the extent permitted by the investment policies of the Portfolio, the Portfolio Manager shall make decisions for the Portfolio as to foreign currency matters and make determi-nations as to, and execute and perform, foreign currency exchange contracts on behalf of the Portfolio. The Portfolio Manager will provide the services under this Agreement in accordance with the Portfo-lio's investment objective or objectives, policies, and restrictions as stated in the Trust's registration statement under the Securities Act of 1933 and the 1940 Act as filed with the Securities and Exchange Commission ("SEC") and amended from time to time (the "Registration Statement").

  (b) The Portfolio Manager will use reasonable efforts to manage the Portfo-lio so that it will (1) qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, (2) comply with the diversifica-tion requirements of Section 817(h) of the Internal Revenue Code and regula-tions issued thereunder, and (3) comply with any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies. In managing the Portfolio in accordance with these requirements, the Portfolio Manager shall be entitled to receive and act upon advice of counsel to the Trust or counsel to the Manager.

  (c) On occasions when the Portfolio Manager deems the purchase or sale of a security to be in the best interest of the Portfolio as well as any other in-vestment advisory clients, the Portfolio Manager may, to the extent permitted by applicable laws and regulations, including, but not limited to Section 17(d) of the 1940 Act, but shall not be obligated to, aggregate the securi-ties to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registra-tion Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust and to such other clients.

  (d) In connection with the purchase and sale of securities for the Portfo-lio, the Portfolio Manager will arrange for the transmission to the custodian for the Trust on a daily basis, such confirmation, trade tickets, and other documents and information as may be reasonably necessary to enable the custo-dian to perform its administrative and recordkeeping responsibilities with respect to the Portfolio. With respect to portfolio securities to be pur-chased or sold through the Depository Trust Company, the Portfolio Manager will arrange for the automatic transmission of the confirmation of such trades to the Trust's custodian. The Portfolio Manager will provide to the Manager copies of the documents and information sent to the custodian and the Depository Trust Company as requested by the Manager.

  (e) The Portfolio Manager will assist the custodian or recordkeeping agent for the Trust in determining, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Portfolio for which the custodian or recordkeeping agent seeks assistance or review from the Portfolio Manager. The Portfolio Manager will monitor on a daily basis the determination by the custodian or recordkeeping agent for the Trust the value of portfolio securities and other assets of the Portfolio and the determination of net asset value of the Port-folio.

  (f) The Portfolio Manager shall regularly report to the Board of Trustees on the investment program for the Portfolio, and will furnish the Board of Trustees such periodic and special reports as the Board may reasonably re-quest.

  (g) The Portfolio Manager shall make its officers and employees available to the Board of Trustees, officers of the Trust, and officers of the Manager for consultation and discussions regarding the investment program for the Portfo-lio.

 3. Broker-Dealer Selection. The Portfolio Manager is responsible for deci-sions to buy and sell securities and other investments for the Portfolio, bro-ker-dealer selection, and negotiation of brokerage commission rates. The Port-folio Manager's primary consideration in effecting a security transaction will be to obtain the best execution for the Portfolio, taking into account the factors specified in the Registration Statement. Subject to the Registration Statement and such policies as the Board of Trustees may determine and consis-tent with

Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty cre-ated by this Agreement or otherwise solely by reason of its having caused the Portfolio to pay a broker-dealer for effecting a portfolio investment transac-tion in excess of the amount of commission another broker- dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Portfolio Manag-er's overall responsibilities with respect to the Portfolio and to its other clients as to which it exercises investment discretion.

 4. Employees. In rendering the services required under this Agreement, the Portfolio Manager may, from time to time, employ such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Portfolio Manager shall be responsible for making reasonable in-quiries and for reasonably ensuring that no employee of the Portfolio Manager:

  (a) has been convicted, in the last ten (10) years, of any felony or misde-meanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, or involving violations of Sec-tions 1341, 1342, or 1343 of Title 18, United States Code; or

  (b) has been found by any state regulatory authority, within the last ten
 (10) years, to have violated or to have acknowledged violation of any provi-sion of any state insurance law involving fraud, deceit, or knowing misrepre-sentation; or

  (c) has been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provisions of federal or state securities laws involving fraud, de-ceit, or knowing misrepresentation; or

  (d) is ineligible by reason of Section 9 of the 1940 Act to serve as an em-ployee of an investment adviser to an investment company.

 5. Conformity with Applicable Law. The Portfolio Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Registration Statement and with the instructions and directions of the Board of Trustees and will conform to, and comply with, the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

 6. Exclusivity. The services of the Portfolio Manager under this Agreement are not deemed exclusive, and the Portfolio Manager, or any affiliate thereof, shall be free to render similar services to other investment companies and other clients and to engage in other activities, so long as its services here-under are not impaired thereby.

 7. Documents. The Trust has delivered copies of each of the following docu-ments to the Portfolio Manager and will deliver to it all future amendments and supplements thereto, if any:

  (a) the Trust's Declaration of Trust and its by-laws;

  (b) the Registration Statement; and

  (c) the prospectus and statement of additional information of the Trust as currently in effect and as amended and supplemented from time to time.

 8. Records. The Portfolio Manager agrees to maintain and to preserve records relating to the Trust as required by the 1940 Act. The Portfolio Manager fur-ther agrees that all records which it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records upon request.

 9. Disclosure by Portfolio Manager. The Portfolio Manager will not disclose or use any records or information obtained pursuant to this Agreement (exclud-ing investment research and investment advice) in any manner whatsoever except as required to carry out its duties as investment adviser or in the ordinary course of business in connection with placing orders for the purchase and sale of securities, and will keep confidential any information obtained pursuant to this Agreement, and disclose such information only if the Board of Trustees has authorized such disclosure, or if such disclosure is expressly required by applicable federal or state law or regulations or regulatory authorities hav-ing the requisite authority.

 10. Disclosure about Portfolio Manager. The Portfolio Manager will cooperate with the Trust and the Manager by providing and reviewing information relating to the Portfolio Manager and the Portfolio for use in the Registration State-ment, shareholder reports and other documents. The Portfolio Manager repre-sents and warrants that it is a duly registered investment adviser under the Investment Advisers Act of 1940 and a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered.

 11. Compliance. The Portfolio Manager agrees that it shall immediately notify the Manager and the Trust in the event that:

  (a) the SEC has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or commenced proceedings or an investigation that may result in any of these actions; or

  (b) the Portfolio Manager has a reasonable basis for believing that the Portfolio has ceased to qualify or might not qualify as a regulated invest-ment company under Subchapter M of the Internal Revenue Code; or

  (c) the Portfolio Manager has a reasonable basis for believing that the Portfolio has ceased to comply or might not comply with the diversification provisions of Section 817(h) of the Internal Revenue Code or the regulations thereunder; or

  (d) the Portfolio Manager has become aware of a material fact that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or that any statement contained therein that has become untrue or misleading in any material respect.

 12. Expenses. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it in connection with its activities under this Agreement, including all rent and other expenses involved in providing office space and equipment required by the Portfolio Manager and the salaries and ex-penses of all personnel of the Portfolio Manager. The Portfolio Manager fur-ther agrees to pay all salaries, fees and expenses of any officer or trustee of the Trust who is an officer, director or employee of the Portfolio Manager or any of its affiliates. Nothing in this Agreement shall require the Portfo-lio Manager to bear the following expenses:

  (a) Fees of the Manager and the Portfolio Advisor;

  (b) Charges for audits by the Trust's independent public accountants;

  (c) Charges of the Trust's transfer agent, registrar, and/or dividend dis-bursing agent;

  (d) Charges of the Trust's custodian and/or accountant;

  (e) Costs of obtaining quotations for calculating the value of each Portfo-lio's net assets;

  (f) Costs of maintaining the Trust's tax records;

  (g) Salaries and other compensation of any of the Trust's executive officers and employees, if any, who are not officers, directors, or employees of the Portfolio Manager or any of its affiliates;

  (h) Taxes levied against the Trust;

  (i) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Trust;

  (j) Costs, including the interest expense, of borrowing by the Trust;

  (k) Costs and/or fees incident to meetings of the Trust's shareholders, the preparation and mailings of prospectuses, reports, proxy statements and other communications by the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust's existence, and the regis-tration of shares with federal and state securities or insurance authorities;

  (l) The Trust's legal fees, including the legal fees related to the regis-tration and continued qualification of the Trust's shares for sale;

  (m) Costs of printing stock certificates representing shares of the Trust;

  (n) Trustees' fees and expenses of Trustees who are not officers, directors, or employees of the Portfolio Manager or any affiliates;

  (o) Trust's pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

  (p) Membership dues for any association of which the Trust is a member;

  (q) Extraordinary expenses of the Trust as may arise, including expenses in-curred in connection with litigation, proceedings, other claims against the Trust (unless the Portfolio Manager is responsible for such expenses under paragraph 14 of this Agreement), and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect to such claims; and

  (r) Organizational and offering expenses of the Trust and, if applicable, reimbursement (with interest) of underwriting discounts and commissions.

 13. Compensation.

  (a) For the services provided and the expenses borne by the Portfolio Man-ager pursuant to this Agreement, the Trust will pay the Portfolio Manager 80% of the Initial Monthly Advisory Fee or the Monthly Advisory Fee, as those terms are defined in this paragraph, whichever is applicable.

  (b) For the period beginning with the effective date of this Agreement and ending with the last day of the twelfth full calendar month thereafter, the Portfolio will pay at the end of each month, an advisory fee calculated at an annual rate of 0.80% of the Portfolio's average daily net assets (the "Ini-tial Monthly Advisory Fee").

  (c) For the period beginning with the first day of the thirteenth full cal-endar month after the effective date of this Agreement and continuing through the remainder of the term of this Agreement, the Portfolio will pay at the end of each month, an advisory fee (the "Monthly Advisory Fee"). The Monthly Advisory Fee equals the Basic Fee (as defined in paragraph 13(d) below) plus the Incentive Fee (as defined in paragraph 13(e) below) and adjusted, if so required, by paragraph 13(h) below.

  (d) The Basic Fee equals one-twelfth of 2% multiplied by the Portfolio's av-erage daily net assets for the previous 12 months (including the month for which the fee is being calculated).

  (e) The Incentive Fee equals: (i) one-twelfth of the Annual Incentive Fee set forth in the chart below based on the difference between the Performance of the Portfolio and the Performance of the Benchmark, as those terms are de-fined in paragraphs 13(f) and 13(g) below; (ii) multiplied by the Portfolio's average daily net assets for the previous 12 months (including the month for which the fee is being calculated).

                                                                        ANNUAL
   PERCENTAGE POINT DIFFERENCE BETWEEN PERFORMANCE                     INCENTIVE
   OF THE PORTFOLIO AND PERFORMANCE OF THE BENCHMARK                    FEE (%)
   -------------------------------------------------                   ---------
   +7.5 or greater....................................................    2.0%
   +6.0 or greater, but less than +7.5................................    1.5
   +4.5 or greater, but less than +6.0................................    1.0
   +3.0 or greater, but less than +4.5................................    0.5
   +1.5 or greater, but less than +3.0................................    0.0
     0.0 or greater, but less than +1.5...............................   (0.5)
   (1.5) or greater, but less than   0.0..............................   (1.0)
   (3.0) or greater, but less than (1.5)..............................   (1.5)
   Less than (3.0)....................................................   (2.0)

  (f) The Performance of the Portfolio will be calculated by first determining the change in the Portfolio's net asset value per share during the previous twelve months (including the month for which the fee is being computed) as-suming the reinvestment of distributions during that period, and then ex-pressing this amount as a percentage of the net asset value per share at the beginning of the period. Net asset value per share is calculated by dividing the value of the securities held by the Portfolio plus any cash or other as-sets minus all liabilities including accrued advisory fees and the other ex-penses, by the total number of shares outstanding at the time. The Perfor-mance of the Portfolios shall be calculated in accordance with SEC rules.

  (g) The Performance of the Benchmark will be calculated by first determining the change in the level of the Benchmark during the previous twelve months (including the month for which the fee is being computed) plus the value of any cash dividends or distributions made by the companies whose securities comprise the Benchmark accumulated to the end of the period, and then ex-pressing this amount as a percentage of the Benchmark at the beginning of the period. The Performance of the Benchmark shall be calculated in accordance with SEC rules. The Benchmark is the Lehman Brothers Aggregate Bond Index. If the Benchmark ceases to be published, changes in any material respect or oth-erwise becomes impracticable to use for purposes of the Incentive Fee, the Monthly Advisory Fee will equal the Basic Fee (with no incentive adjustment) until such time as the Board of Trustees approves a substitute Benchmark.

  (h) Notwithstanding paragraphs 13(a)-13(g) above, if the Performance of a Portfolio (minus payment of all expenses, including the Basic Fee and any In-centive Fee) is negative and does not exceed the Performance of the Benchmark by six percentage points, then the Monthly Advisory Fee will equal zero. Not-withstanding paragraphs 13(a)-13(g) above, if the Performance of a Portfolio (minus payment of all expenses, including the Basic Fee and any Incentive
 Fee) is negative, exceeds the Performance of the Benchmark by six percentage points, but does not exceed the Performance of the Benchmark by twelve per-centage points, then the Monthly Advisory Fee will not be greater than one-twelfth of 1% of the Portfolio's average daily net assets for the previous 12 months (including the month for which the fee is being calculated). Notwith-standing paragraphs 13(a)-13(g) above, if the Performance of a Portfolio (mi-nus payment of all expenses, including the Basic Fee and any Incentive Fee) is negative and exceeds the Performance of the Benchmark by twelve percentage points, then the Monthly Advisory Fee will not be greater than one-twelfth of 2% of the Portfolio's average daily net assets for the previous 12 months (including the month for which the fee is being calculated).

 14. Liability and Indemnification. The Portfolio Manager, the Manager and the Trust each may rely on information reasonably believed by it to be accurate and reliable. The Portfolio Manager shall not be liable to the Trust or its share-holders for any loss suffered by the Trust as the result of any negligent act or error of judgment of the Portfolio Manager in connection with the matters to which this Agreement relates, except a loss resulting from a breach by the Portfolio Manager of its fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. The Trust shall indemnify the Portfolio Manager and hold it harmless from all cost, damage and expense, in-cluding reasonable expenses for legal counsel, incurred by the Portfolio Man-ager resulting from actions for which it is relieved of responsibility by this paragraph. The Portfolio Manager shall indemnify the Trust and hold it harmless from all cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Trust resulting from (i) a breach by the Portfolio Manager of its fiduciary duty with respect to compensation for services paid by the Trust (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act); (ii) willful misfeasance, bad faith or gross negligence by the Portfolio Manager in the per-formance of its duties under this Agreement; or (iii) reckless disregard by the Portfolio Manager of its obligations and duties under this Agreement.

 15. Continuation and Termination. This Agreement shall take effect on the date first written above, and shall continue in effect, unless sooner terminated as provided herein, for 119 days thereafter, and provided that the Agreement is approved by a majority of the outstanding voting shares of the Portfolio by the end of such 119th day, shall continue for two years from the date of this Agreement and shall continue from year to year thereafter so long as such con-tinuance is specifically approved at least annually (i) by the vote of a major-ity of the Board of Trustees; or (ii) by vote of a majority of the outstanding voting shares of the Portfolio; provided, further, in either event that contin-uance is also approved by the vote of a majority of the Board of Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of the Trust, the Manager or the Portfolio Manager cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated (i) by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees or by a vote of a major-ity of the outstanding voting shares of the Portfolio, on sixty (60) days' written notice to the Manager and the Portfolio Manager, (ii) by the Manager at any time, without the payment of any penalty, on ninety (90) days' written no-tice to the Trust and the Portfolio Manager, or (iii) by the Portfolio Manager at any time, without the payment of any penalty, on ninety (90) days' written notice to the Trust and the Manager. This Agreement will automatically and im-mediately terminate in the event of its "assignment" (as defined in the 1940
Act).

 16. Independent Contractor. The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees from time to time, have no authority to act for or represent the Trust in any way or other-wise be deemed its agent.

 17. Use of Name. It is understood that the words "Palladian" and "Fulcrum Fund," any derivative thereof and any design associated with those words (col-lectively, the "Words and Designs") are the valuable property of the Trust, and that the Portfolio Manager shall have the right to use the Words and Designs only with the approval of the Trust. Upon termination of this Agreement, the Portfolio Manager shall promptly discontinue all use of the Words and Designs.

 18. Sales Literature. The Manager agrees to furnish to the Portfolio Manager all sales literature which refers to the Portfolio Manager prior to use thereof and not to use such sales literature if the Portfolio Manager reasonably ob-jects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Portfo-lio Manager by first class mail, overnight delivery service, facsimile trans-mission equipment, or hand delivery.

 19. Notice. Notices of any kind to be given to the Trust shall be in writing and shall be duly given if sent by first class mail or delivered to the Trust at 440 Lincoln Street, Worcester, MA 01653, or at such other address or to such individual as shall be specified by the Trust (with proper notice to the Manager and the Portfolio Manager). Notices of any kind to be given to the Manager shall be in writing and shall be duly given if sent by first class mail or delivered to the Manager at 440 Lincoln Street, Worcester, MA 01653, or at such other address or to such individual as shall be specified by the Manager (with proper notice to the Trust and the Portfolio Manager). No-tices of any kind to be given to the Portfolio Manager shall be in writing and shall be duly given if sent by first class mail or delivered to the Portfolio Manager at 440 Lincoln Street, Worcester, MA 01653, or at such other address or to such individual as shall be specified by the Portfolio Manager (with proper notice to the Trust and the Manager).

 20. Obligation. A copy of the Trust's Agreement and Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. Notice is hereby given that this Agreement has been executed on behalf of the Trust by a trustee of the Trust in his or her capacity as trustee and not individually. The obli-gations of this Agreement shall only be binding upon the assets and property of the Trust and shall not be binding upon any trustee, officer, or shareholder of the Trust individually.

 21. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

 22. Applicable law. This Agreement shall be governed by the laws of Massachu-setts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, or any rules or order of the SEC thereunder.

 23. Severability. If any provision of this Agreement shall be held or made in-valid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

 24. Captions. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

 IN WITNESS WHEREOF, the parties hereto have caused this instrument to be exe-cuted by their officers designated below on the day and year first above writ-ten.

                                          The Palladian Trust

_____________________________________     By: _________________________________
               Witness                                George M. Boyd
                                                    Assistant Secretary

                                          Allmerica Investment Management
                                           Company, Inc.

_____________________________________     By: _________________________________
               Witness                                     Name:
                                                          Title:

                                          Allmerica Asset Management, Inc.

_____________________________________     By: _________________________________
               Witness                                     Name:
                                                          Title:

                            Voting Instruction Form
        For The Special Meeting Of Shareholders Of The Palladian Trust

                                VALUE PORTFOLIO

Dear Contract Owner:

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY AND FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY (COLLECTIVELY, "ALLMERICA") AND THE BOARD OF TRUSTEES OF THE PALLADIAN TRUST (THE "TRUST") SOLICIT YOUR VOTING INSTRUCTIONS AND RECOMMEND A VOTE "FOR" EACH ITEM BELOW. ALLMERICA WILL VOTE THE APPROPRIATE NUMBER OF PORTFOLIO SHARES PURSUANT TO THE INSTRUCTIONS GIVEN. IF NO CHOICE IS MADE, ALLMERICA WILL VOTE "FOR". WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING, ALLMERICA WILL VOTE IN ACCORDANCE WITH ITS BEST JUDGMENT.

This Voting Instruction Card will vote shares of the Value Portfolio only. Only proposals to be voted upon by persons having voting rights with respect to that Portfolio are listed below.

ALLMERICA -- FOR THE PURPOSE OF VOTING ON THE ITEMS IN THE AGENDA SET FORTH IN THE NOTICE AND STATEMENT CONCERNING THE SPECIAL MEETING OF SHAREHOLDERS OF THE PALLADIAN TRUST AT SUCH SPECIAL MEETING TO BE HELD ON JUNE 8, 1998 OR AT ANY ADJOURNMENT THEREOF -- IS HEREBY INSTRUCTED TO VOTE THE PORTFOLIO SHARES AS TO WHICH I AM ENTITLED TO GIVE INSTRUCTIONS AS FOLLOWS:

PROPOSAL                                              FOR  AGAINST  ABSTAIN
                                                      ---  -------  -------
1. Election of the following persons as new
Trustees for the Trust:

     Gordon Holmes                                    [_]    [_]      [_]

     George J. Sullivan, Jr.                          [_]    [_]      [_]

2. Approval of a new Management Agreement
under which Allmerica Financial Investment
Management Services, Inc. ("AFIMS") will serve        [_]    [_]      [_]
as Manager of the Trust.

               PROPOSAL                               FOR  AGAINST  ABSTAIN
                                                      ---  -------  -------

3. Approval of agreements under which AFIMS
is substituted for the previous Manager under the     [_]    [_]      [_]
Portfolio Management Agreements.


                                  Each owner should sign his or her
                                  name as it appears on the top of this
SIGNATURE____________DATE____     instruction card; if a contract is owned
                                  jointly, each owner should sign; if a contract
                                  is held in a fiduciary capacity, the fiduciary
SIGNATURE____________DATE____     should sign and indicate his or her fiduciary
                                  capacity.

                            Voting Instruction Form
        For The Special Meeting Of Shareholders Of The Palladian Trust

                               GROWTH PORTFOLIO

Dear Contract Owner:

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY AND FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY (COLLECTIVELY, "ALLMERICA") AND THE BOARD OF TRUSTEES OF THE PALLADIAN TRUST (THE "TRUST") SOLICIT YOUR VOTING INSTRUCTIONS AND RECOMMEND A VOTE "FOR" EACH ITEM BELOW. ALLMERICA WILL VOTE THE APPROPRIATE NUMBER OF PORTFOLIO SHARES PURSUANT TO THE INSTRUCTIONS GIVEN. IF NO CHOICE IS MADE, ALLMERICA WILL VOTE "FOR". WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING, ALLMERICA WILL VOTE IN ACCORDANCE WITH ITS BEST JUDGMENT.

This Voting Instruction Card will vote shares of the Growth Portfolio only. Only proposals to be voted upon by persons having voting rights with respect to that Portfolio are listed below.

ALLMERICA -- FOR THE PURPOSE OF VOTING ON THE ITEMS IN THE AGENDA SET FORTH IN THE NOTICE AND STATEMENT CONCERNING THE SPECIAL MEETING OF SHAREHOLDERS OF THE PALLADIAN TRUST AT SUCH SPECIAL MEETING TO BE HELD ON JUNE 8, 1998 OR AT ANY ADJOURNMENT THEREOF -- IS HEREBY INSTRUCTED TO VOTE THE PORTFOLIO SHARES AS TO WHICH I AM ENTITLED TO GIVE INSTRUCTIONS AS FOLLOWS:

PROPOSAL                                               FOR  AGAINST  ABSTAIN
                                                       ---  -------  -------
1. Election of the following persons as new
Trustees for the Trust:

     Gordon Holmes                                     [_]    [_]      [_]

     George J. Sullivan, Jr.                           [_]    [_]      [_]

2. Approval of a new Management Agreement
under which Allmerica Financial Investment
Management Services, Inc. ("AFIMS") will serve         [_]    [_]      [_]
as Manager of the Trust.

               PROPOSAL                               FOR  AGAINST  ABSTAIN
                                                      ---  -------  -------

3. Approval of agreements under which AFIMS
is substituted for the previous Manager under the      [_]    [_]      [_]
Portfolio Management Agreements.

                                    Each owner should sign his or her
                                    name as it appears on the top of this
SIGNATURE_________DATE__________    instruction card; if a contract is owned
                                    jointly, each owner should sign; if a
SIGNATURE_________DATE__________    contract is held in a fiduciary capacity,
                                    the fiduciary should sign and indicate his or her fiduciary capacity.

                            Voting Instruction Form
          For The Special Meeting Of Shareholders Of The Palladian Trust

                         INTERNATIONAL GROWTH PORTFOLIO

Dear Contract Owner:

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY AND FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY (COLLECTIVELY, "ALLMERICA") AND THE BOARD OF TRUSTEES OF THE PALLADIAN TRUST (THE "TRUST") SOLICIT YOUR VOTING INSTRUCTIONS AND RECOMMEND A VOTE "FOR" EACH ITEM BELOW. ALLMERICA WILL VOTE THE APPROPRIATE NUMBER OF PORTFOLIO SHARES PURSUANT TO THE INSTRUCTIONS GIVEN. IF NO CHOICE IS MADE, ALLMERICA WILL VOTE "FOR". WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING, ALLMERICA WILL VOTE IN ACCORDANCE WITH ITS BEST JUDGMENT.

This Voting Instruction Card will vote shares of the International Growth Portfolio only. Only proposals to be voted upon by persons having voting rights with respect to that Portfolio are listed below.

ALLMERICA -- FOR THE PURPOSE OF VOTING ON THE ITEMS IN THE AGENDA SET FORTH IN THE NOTICE AND STATEMENT CONCERNING THE SPECIAL MEETING OF SHAREHOLDERS OF THE PALLADIAN TRUST AT SUCH SPECIAL MEETING TO BE HELD ON JUNE 8, 1998 OR AT ANY ADJOURNMENT THEREOF -- IS HEREBY INSTRUCTED TO VOTE THE PORTFOLIO SHARES AS TO WHICH I AM ENTITLED TO GIVE INSTRUCTIONS AS FOLLOWS:

PROPOSAL                                               FOR  AGAINST  ABSTAIN
                                                       ---  -------  -------
1. Election of the following persons as new
Trustees for the Trust:

     Gordon Holmes                                     [_]    [_]      [_]

     George J. Sullivan, Jr.

2. Approval of a new Management Agreement
under which Allmerica Financial Investment             [_]    [_]      [_]
Management Services, Inc. ("AFIMS") will serve as Manager of the Trust.

               PROPOSAL                               FOR  AGAINST  ABSTAIN
                                                      ---  -------  -------

3. Approval of agreements under which AFIMS
is substituted for the previous Manager under the      [_]    [_]      [_]
Portfolio Management Agreements.

                                    Each owner should sign his or her
                                    name as it appears on the top of this
SIGNATURE_________DATE__________    instruction card; if a contract is owned
                                    jointly, each owner should sign; if a
SIGNATURE_________DATE__________    contract is held in a fiduciary capacity,
                                    the fiduciary should sign and indicate his or her fiduciary capacity.

                            Voting Instruction Form
          For The Special Meeting Of Shareholders Of The Palladian Trust

                     GLOBAL INTERACTIVE/TELECOMM PORTFOLIO

Dear Contract Owner:

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY AND FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY (COLLECTIVELY, "ALLMERICA") AND THE BOARD OF TRUSTEES OF THE PALLADIAN TRUST (THE "TRUST") SOLICIT YOUR VOTING INSTRUCTIONS AND RECOMMEND A VOTE "FOR" EACH ITEM BELOW. ALLMERICA WILL VOTE THE APPROPRIATE NUMBER OF PORTFOLIO SHARES PURSUANT TO THE INSTRUCTIONS GIVEN. IF NO CHOICE IS MADE, ALLMERICA WILL VOTE "FOR". WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING, ALLMERICA WILL VOTE IN ACCORDANCE WITH ITS BEST JUDGMENT.

This Voting Instruction Card will vote shares of the Global Interactive/Telecomm Portfolio only. Only proposals to be voted upon by persons having voting rights with respect to that Portfolio are listed below.

ALLMERICA -- FOR THE PURPOSE OF VOTING ON THE ITEMS IN THE AGENDA SET FORTH IN THE NOTICE AND STATEMENT CONCERNING THE SPECIAL MEETING OF SHAREHOLDERS OF THE PALLADIAN TRUST AT SUCH SPECIAL MEETING TO BE HELD ON JUNE 8, 1998 OR AT ANY ADJOURNMENT THEREOF -- IS HEREBY INSTRUCTED TO VOTE THE PORTFOLIO SHARES AS TO WHICH I AM ENTITLED TO GIVE INSTRUCTIONS AS FOLLOWS:

PROPOSAL                                               FOR  AGAINST  ABSTAIN
                                                       ---  -------  -------
1. Election of the following persons as new
Trustees for the Trust:

     Gordon Holmes                                     [_]    [_]      [_]

     George J. Sullivan, Jr.                           [_]    [_]      [_]

2. Approval of a new Management Agreement
under which Allmerica Financial Investment
Management Services, Inc. ("AFIMS") will serve         [_]    [_]      [_]
as Manager of the Trust.

               PROPOSAL                               FOR  AGAINST  ABSTAIN
                                                      ---  -------  -------

3. Approval of agreements under which AFIMS
is substituted for the previous Manager under the      [_]    [_]      [_]
Portfolio Management Agreements.


                                     Each owner should sign his or her
                                     name as it appears on the top of this
SIGNATURE____________DATE__________  instruction card; if a contract is owned jointly, each owner should sign; if a
SIGNATURE____________DATE__________  contract is held in a fiduciary capacity, the fiduciary should sign and indicate his or her fiduciary capacity.

                            Voting Instruction Form
          For The Special Meeting Of Shareholders Of The Palladian Trust

                       GLOBAL STRATEGIC INCOME PORTFOLIO

Dear Contract Owner:

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY AND FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY (COLLECTIVELY, "ALLMERICA") AND THE BOARD OF TRUSTEES OF THE PALLADIAN TRUST (THE "TRUST") SOLICIT YOUR VOTING INSTRUCTIONS AND RECOMMEND A VOTE "FOR" EACH ITEM BELOW. ALLMERICA WILL VOTE THE APPROPRIATE NUMBER OF PORTFOLIO SHARES PURSUANT TO THE INSTRUCTIONS GIVEN. IF NO CHOICE IS MADE, ALLMERICA WILL VOTE "FOR". WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING, ALLMERICA WILL VOTE IN ACCORDANCE WITH ITS BEST JUDGMENT.

This Voting Instruction Card will vote shares of the Global Strategic Income Portfolio only. Only proposals to be voted upon by persons having voting rights with respect to that Portfolio are listed below.

ALLMERICA -- FOR THE PURPOSE OF VOTING ON THE ITEMS IN THE AGENDA SET FORTH IN THE NOTICE AND STATEMENT CONCERNING THE SPECIAL MEETING OF SHAREHOLDERS OF THE PALLADIAN TRUST AT SUCH SPECIAL MEETING TO BE HELD ON JUNE 8, 1998 OR AT ANY ADJOURNMENT THEREOF -- IS HEREBY INSTRUCTED TO VOTE THE PORTFOLIO SHARES AS TO WHICH I AM ENTITLED TO GIVE INSTRUCTIONS AS FOLLOWS:

PROPOSAL                                              FOR  AGAINST  ABSTAIN
                                                      ---  -------  -------
1. Election of the following persons as new
Trustees for the Trust:

Gordon Holmes                                         [_]    [_]      [_]

George J. Sullivan, Jr.                               [_]    [_]      [_]

2. Approval of a new Management Agreement
under which Allmerica Financial Investment            [_]    [_]      [_]
Management Services, Inc. ("AFIMS") will serve as Manager of the Trust.

               PROPOSAL                               FOR  AGAINST  ABSTAIN
                                                      ---  -------  -------

4. Approval of a new portfolio management
agreement, pursuant to which Allmerica Asset
Management, Inc. ("AAM") would serve as               [_]    [_]      [_]
Portfolio Manager to the Global Strategic Income
Portfolio.

5. Approval of a new investment objective for the     [_]    [_]      [_]
Global Strategic Income Portfolio (which would then be renamed the Strategic Income Portfolio).


                                    Each owner should sign his or her
                                    name as it appears on the top of this
SIGNATURE_________DATE__________    instruction card; if a contract is owned
                                    jointly, each owner should sign; if a
                                    contract is held in a fiduciary capacity,
SIGNATURE_________DATE__________    the fiduciary should sign and indicate his
                                    or her fiduciary capacity.